As filed with the Securities and Exchange Commission on November 9 , 2026

Securities Act Registration No. 333-299134

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ____

Gator Capital Investment Trust
(Exact Name of Registrant as Specified in Charter)

2502 N. Rocky Point Drive, Suite 665
Tampa, Florida 33607
(Address of Principal Executive Offices)

(813) 282-7870
(Registrant’s Area Code and Telephone Number)

Derek Pilecki, President
c/o Gator Capital Management, LLC
2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607
(Name and Address of Agent for Service)

With Copy To:

Jeffrey Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, North Carolina 27101
(336)-607-7512

Title of securities being registered: Shares of a series of the Registrant – Gator Capital Long/Short ETF.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

THE CALDWELL & ORKIN FUNDS, INC.

Gator Capital Long/Short Fund

2502 N. Rocky Point Drive, Suite 665
Tampa, Florida 33607
November 10, 2026

Dear Shareholder:

You are receiving this Information Statement/Prospectus because you own shares in Gator Capital Long/Short Fund (the “Target Fund”), a series of The Caldwell & Orkin Funds, Inc. (the “Mutual Fund Corporation”), a Maryland corporation.

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange traded fund (“ETF”) through the reorganization of the Target Fund with and into Gator Capital Long/Short ETF (the “Acquiring Fund”), a newly created series of Gator Capital Investment Trust, a Delaware Statutory Trust (the “ETF Trust”) (the “Reorganization”). ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As part of the Reorganization, the Target Fund will be liquidated. The Acquiring Fund will continue to be managed by Gator Capital Management, LLC, a Delaware limited liability company (the “Adviser”). The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar principal investment strategies and risk profiles.

The Reorganization will take place pursuant to an Agreement and Plan of Reorganization by and among the Mutual Fund Corporation, on behalf of the Target Fund, the ETF Trust on behalf of the Acquiring Fund, and Gator Capital Management, LLC (solely with respect to Sections 4.4 and 8.2) (the “Plan”), a copy of which is attached to these materials as Appendix A. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which the combined Information Statement /Prospectus is a part.

The Plan provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (Acquiring Fund shares)

i

and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of: (1) such shares of the Acquiring Fund to the Target Fund shareholders who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund, (2) cash to Cash-Out Shareholders equal in value to the NAV of the Target Fund shares held by such Cash-Out Shareholders (less any applicable withholding tax), in connection with the complete liquidation of the Target Fund, and (3) cash to Target Fund shareholders in lieu of fractional shares of the Acquiring Fund (less any applicable withholding tax), in complete liquidation and termination of the Target Fund. For U.S. federal income tax purposes, (a) if you hold your shares in a taxable account, any cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (b) if you hold your shares in an individual retirement account (“IRA”) or other tax-deferred retirement account, any cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisor to determine the tax consequences to you of any such payment. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.

We believe the Reorganization will provide multiple benefits for investors. These benefits include:

1.	Additional Trading Flexibility: Unlike mutual fund shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.

2.	Increased Transparency: As a shareholder of the Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. The Target Fund does not provide full daily transparency into its underlying portfolio holdings.

3.	Potential for Enhanced Tax Efficiency: The mechanics of the creation and redemption process for ETFs allow ETFs to acquire and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains.

4.	Tax-Free Reorganization: Shareholders of the Target Fund generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received, as explained in later sections of this Information Statement/Prospectus). Shareholders should consult their tax advisors about possible other U.S. federal, state, local and non-U.S. tax consequences of the Reorganization to them, if any, because the information in this document relates only to the U.S. federal income tax consequences of the Reorganization.

5.	Potential for Asset Growth and Economies of Scale: The Adviser believes the broader accessibility of the ETF structure may attract additional assets over time, and economies of scale would be shared with shareholders, including through the advisory fee breakpoint schedule.

We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that the Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

At a meeting held June 18, 2026, the Board of Directors of the Mutual Fund Corporation including all of the Independent Directors (i.e., directors who are not “interested persons” of the Target Fund as that term is defined in the 1940 Act), approved the Reorganization and determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. No shareholder vote is required to complete the Reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you do not wish to participate in the Reorganization, you can redeem your Target Fund shares. Prior to doing so, however, you should consult with your tax advisor and consider the associated U.S. federal income and other tax consequences.

The accompanying Information Statement/Prospectus provides more information about the Reorganization. Please carefully review the additional information provided in this document. If you have questions, please call (888) 846-1548 .

By Order of the Board of Directors  of the Mutual Fund Corporation,

/s/ Derek Pilecki
Derek Pilecki
President
The Caldwell & Orkin Funds, Inc.

QUESTIONS AND ANSWERS

Shareholders should read this entire Information Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. A more detailed discussion of the Reorganization follows this section.

Q.       What is happening to my investment? Why am I receiving an Information Statement/Prospectus?

A.       You are receiving this Information Statement/Prospectus because you own shares in Gator Capital Long/Short Fund (the “Target Fund”), a series of The Caldwell & Orkin Funds, Inc. (the “Mutual Fund Corporation”), a Maryland corporation.

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange traded fund (“ETF”) through the reorganization of the Target Fund with and into Gator Capital Long/Short ETF (the “Acquiring Fund”), a newly created series of Gator Capital Investment Trust, a Delaware Statutory Trust (the “ETF Trust”) (the “Reorganization”). The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar principal investment strategies and risk profiles. Following the Reorganization, the Target Fund will be liquidated.

The Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization (the “Plan”), which provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (Acquiring Fund shares) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of (1) such shares of the Acquiring Fund to the Target Fund shareholders who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund, (2) cash to Target Fund Shareholders who do not hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (“Cash-Out Shareholders”) equal in value to the aggregate net asset value (“NAV”) on the date the Reorganization occurs (the “Closing Date”) of the Target Fund shares held by such Cash-Out Shareholders (less any applicable withholding tax), in connection with the complete liquidation of the Target Fund, and (3) cash to the Target Fund shareholders in lieu of fractional shares of the Acquiring Fund (less any applicable withholding tax), in complete liquidation and termination of the Target Fund. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, any cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount of cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, any cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisor to determine the tax consequences to you of any such payment.

If you remain a shareholder of the Target Fund on the Closing Date, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisor to determine the tax consequences to you of any such payment.

If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV on the Closing Date of your Target Fund shares (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, if you hold your shares in (i) a taxable account, this cash payment will be a taxable event, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, Ultimus Fund Solutions, LLC (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a transfer is not made before the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (less any applicable withholding tax and subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, (a) if you hold your shares in a taxable account, this cash payment will be a taxable event, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (b) if you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

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Q.       What are the differences between an ETF and a mutual fund?

A.       ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

Q.       Has the Board of Directors of the Target Fund approved the Reorganization?

A.       Yes. The Board of Directors of the Mutual Fund Corporation (“Target Fund Board”) approved the Reorganization at a meeting held June 18, 2026. The Target Fund Board, including all of the Independent Directors (i.e., members of the Target Fund Board who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for the Target Fund, the participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

Q.       What information did the Target Fund Board consider when evaluating the Reorganization?

A.       The Target Fund Board considered the Reorganization proposed by Gator Capital Management, LLC, a Delaware limited liability company (the “Adviser”) and approved the Plan with respect to the Target Fund. In considering the Plan, the Target Fund Board requested and received detailed information from the Adviser, regarding the Reorganization, including: (1) the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of the Adviser; (5) the impact of the Reorganization on the Target Fund and shareholders of the Target Fund; and (6) the specific terms of the Plan.

Q.       Why is the Reorganization occurring?

A.       The Adviser proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include (1) additional trading flexibility, as ETF shares can be bought and sold on an exchange throughout the trading day; (2) increased transparency through daily portfolio disclosure; (3) potential for enhanced tax efficiency due to the in-kind creation and redemption mechanism; and (4) potential for asset growth and economies of scale, as the ETF structure is accessible to a broader range of investors and distribution platforms.

Q.       How will the Reorganization affect me as a shareholder?

A.       If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (such as the Acquiring Fund) on the Closing Date. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

Q.      What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A.       The following account types cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, (a) if you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (b) if you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

●	Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or a tax-deferred group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization. For U.S. federal income tax purposes, this cash redemption payment may be a taxable event. Shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

●	Fund Direct Accounts. If you hold your shares of the Target Fund in a fund direct account, you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a transfer is not made before the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

The liquidation of your investment and return of cash, or the transfer of your investment, may also be subject to fees, expenses and U.S. federal income tax, as discussed in this Information Statement/Prospectus. It may take time for you to receive your cash. Please consult with your financial intermediary and tax advisors for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

Q.       If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (888) 846-1548 or contact your financial advisor or other financial intermediary.

A.       After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.       How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A.       Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.       How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A.       The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.       Am I Being Asked to Vote on the Reorganization?

A.       No. Shareholders of the Target Fund are not required to approve the Reorganization under state or federal law, the 1940 Act, or the organizational documents governing the Target Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.       Will the Reorganization affect the way my investments are managed?

A.       No. The Adviser is the investment adviser to the Target Fund and will continue to serve as the investment adviser to the Acquiring Fund. The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies , and substantially similar principal investment strategies .

Q.       Will the fees and expenses of the Acquiring Fund be different than the fees and expenses of the Target Fund?

A.       The Reorganization is not expected to result in a material change to total annual fund operating expenses , as the fee and expense arrangements between the Adviser and the Acquiring Fund are the same as the fee and expense arrangements between the Adviser and the Target Fund. The advisory fee rate and the contractual expense cap for the Acquiring Fund are the same as those for the Target Fund. The management fee is 1.00% of average daily net assets (with breakpoints at $250 million and $500 million), and the Adviser has agreed to cap total annual fund operating expenses (exclusive of interest expense, dividend expense on securities sold short, acquired fund fees and expenses, brokerage commissions, taxes, and extraordinary expenses) at 2.00% of average daily net assets. The ETF structure eliminates certain costs associated with the mutual fund structure (such as transfer agency expenses for individual shareholder accounts), but the overall expense ratio is expected to remain substantially similar.

Q.       Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A.       Yes. As described above, the ETF structure provides the following benefits: (1) trading flexibility — ETF shares can be bought and sold on a securities exchange throughout the trading day at market prices, providing intraday liquidity and the ability to use limit orders, stop-loss orders, and other trading tools not available for mutual fund shares; (2) transparency — the Acquiring Fund will disclose its full portfolio holdings on a daily basis, allowing investors to know exactly what they own; (3) tax efficiency — the in-kind creation and redemption mechanism used by ETFs generally allows the fund to avoid realizing capital gains when meeting redemptions, potentially resulting in fewer and smaller capital gains distributions compared to a traditional mutual fund; and (4) potential for asset growth and economies of scale - the ETF structure is accessible to a broader range of investors and distribution platforms.

Q.       Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A.       Yes. As noted above, the Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies , and substantially similar principal investment strategies. Therefore, the Acquiring Fund will be subject to similar investment risks as the corresponding Target Fund.

For additional discussion of these and other risk factors, please see the section entitled “ Comparison of the Funds’ Principal Risks.”

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Q.       Will I be subject to additional ETF-specific structural risks as a shareholder of the Acquiring Fund?

A.       As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that the Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

Q.       Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A.       Yes. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees. Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

Q.       Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.       No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.       When is the Reorganization expected to occur?

A.       The Adviser anticipates that the Reorganization will occur after the close of trading on December 11, 2026. However, the Closing may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Q.       Who will pay the costs in connection with the Reorganization?

A.       The Adviser will pay the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization include costs associated with preparation, printing and distribution of this Information Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and this Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the assets. Brokerage fees and expenses related to the disposition or acquisition of assets (including any disposition intended to raise cash to pay redemption proceeds) that are incurred by the Target Fund in the ordinary course of business prior to the Closing will be paid by the Target Fund.

Q.       Will the Reorganization result in any U.S. federal income tax liability to me?

A.       The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies as such, the Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received, if any, as discussed in this Information Statement/Prospectus). Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Target Fund prior to the Reorganization or by the Acquiring Fund after the Reorganization, but any such distribution is not a part of the Reorganization. In general, the Target Fund is not expected to incur any U.S. federal income tax liability in connection with the Reorganization.

Different U.S. federal income tax considerations apply to you, however, if you hold your shares of the Target Fund through a fund direct IRA or other tax-deferred retirement account. In addition, as described above, you may also experience U.S. federal income tax consequences if your investment is liquidated and the cash value of your Target Fund shares is returned to you or if your shares of the Target Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Target Fund through a brokerage account that could accept shares of an ETF, such as the Acquiring Fund, on the Closing Date. Shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

Q.       Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A.       Yes. Purchase orders and redemption orders must be received by the Target Fund by December 10, 2026. This date may change if the Closing Date changes. Any changes to the Closing Date will be communicated to shareholders.

If you do not wish to participate in the Reorganization, you can redeem your Target Fund shares. Prior to doing so, however, you should consider the associated U.S. federal, state, local and non-U.S. tax consequences. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, any cash redemption payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, any cash redemption payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

Q.       Whom do I contact for further information?

A.       If you have questions, please call (888) 846-1548 .

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

INFORMATION STATEMENT/PROSPECTUS

Dated November 10, 2026
The Caldwell & Orkin Funds, Inc.
2502 N. Rocky Point Drive, Suite 665
Tampa, Florida 33607

This Information Statement/Prospectus is being furnished to shareholders of Gator Capital Long/Short Fund (the “Target Fund”), a series of The Caldwell & Orkin Funds, Inc., a Maryland corporation (the “Mutual Fund Corporation”), to inform them of a plan to reorganize the Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by the Adviser.

The Target Fund will be reorganized into a newly-created ETF, Gator Capital Long/Short ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) that is a series of Gator Capital Investment Trust, a Delaware statutory trust (the “ETF Trust”), and the Target Fund will subsequently be liquidated (such reorganization and liquidation, the “Reorganization”).

At a meeting held June 18, 2026, the Board of Directors of the Mutual Fund Corporation (the “Target Fund Board”) approved the Reorganization. The Target Fund Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for the Target Fund, participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization. The Target Fund Board and the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) are comprised of the same individuals.

The Reorganization will take place pursuant to an Agreement and Plan of Reorganization by and among the Mutual Fund Corporation, on behalf of the Target Fund, the ETF Trust on behalf of the Acquiring Fund, and Gator Capital Management, LLC (the “Adviser”) (solely with respect to Sections 4.4 and 8.2) (the “Plan”), a copy of which is attached to this Information Statement/Prospectus as Appendix A.

The Plan provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (Acquiring Fund shares) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of: (1) such shares of the Acquiring Fund to the Target Fund shareholders who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund, (2) cash to Target Fund Shareholders who do not hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (“Cash-Out Shareholders”) equal in value to the aggregate net asset value (“NAV”) of the Target Fund shares held by such Cash-Out Shareholders (less any applicable withholding tax), in connection with the complete liquidation of the Target Fund, and (3) cash to Target Fund shareholders in lieu of fractional shares of the Acquiring Fund (less any applicable withholding tax), in complete liquidation and termination of the Target Fund. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, any cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, any cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisors to determine the tax consequences to you of any such payment.

For U.S. federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisors to determine the tax consequences to you of any such payment.

If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, Ultimus Fund Solutions, LLC (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a transfer is not made before the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (ii)an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar principal investment strategies and risk profiles. The principal executive offices of the Mutual Fund Corporation and the ETF Trust are located at 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607.

Shares of Gator Capital Long/Short ETF will be listed for trading on NYSE Arca, Inc.

The Reorganization is anticipated to occur after the close of trading on December 11, 2026 (the “Closing Date”). The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

In preparation for the closing of the Reorganization, purchase orders and redemption orders must be received by the Target Fund by December 10, 2026. This date may change if the Closing changes. Any changes to the Closing Date will be communicated to shareholders.

To the extent that you hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund, any shares of the Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization.

The Acquiring Fund is expected to begin trading on December 14, 2026.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the ETF Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated November 10, 2026, is available upon request and without charge by contacting the Funds. This Statement of Additional

Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

●	Target Fund prospectus dated August 28, 2026, which is on file with the SEC (File No. 811-06113) (Accession No. 0001580642-26-005771)

●	Acquiring Fund prospectus dated November 3 , 2026 , which is on file with the SEC (File No. 811-24213) (Accession No. 0001580642-26-007308 );

●	The Target Fund can be reached by calling (800) 467-7903 or by writing to:

The Gator Capital Long/Short Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

The Target Fund’s prospectuses, statements of additional information, annual reports, semi-annual reports, and financial statements and other information filed with the SEC on Form N-CSR where applicable, are available at https://gatorcapital.com/mutual-funds/.

You may request free copies of the Target Fund’s prospectuses and statements of additional information (including any supplement thereto), the Acquiring Fund’s prospectuses and statements of additional information, and the Statement of Additional Information by calling toll free at (800) 467-7903, visit our website at https://gatorcapital.com/mutual-funds/ or write us at The Gator Capital Long/Short Fund, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707.

A copy of the Acquiring Fund prospectus accompanies this Information Statement/Prospectus.

You may also request free copies of the Acquiring Fund’s prospectuses and statements of additional information and the Statement of Additional Information by calling (888) 846-1548 or by writing to Gator Capital Investment Trust, Attn: Derek Pilecki, President, 2502 N. Rocky Point Drive, Ste 665, Tampa, FL 33607 .

Because the Acquiring Fund has not yet commenced operations, no Acquiring Fund shareholder reports are available. All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated November 10, 2026, is expected to be mailed to shareholders of the Target Fund on or about November 10, 2026.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
What is happening to the Target Fund?	1
How will the Reorganization be implemented?	1
Why is the Reorganization happening and did the Board approve the Reorganization?	3
How will the Reorganization affect me?	4
Who will bear the costs associated with the Reorganization?	4
What are the material U.S. federal income tax consequences of the Reorganization?	5
How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?	5
How will the Reorganization affect my fees and expenses?	6
What are the distribution arrangements for the Funds?	6
What are the Funds’ arrangements for purchases and redemptions?	6
What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?	7
What are the principal risks of an investment in the Acquiring Fund?	8
COMPARISON OF THE FUNDS’ PRINCIPAL RISKS	10
COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS	19
How do the performance records of the Funds compare?	19
What are the fees and expenses of the Funds and what might they be after the Reorganization?	19
What are the Funds’ income and capital gain distribution policies?	20
What are the Funds’ pricing and valuation arrangements?	20
Who manages the Funds?	21
INFORMATION ABOUT THE REORGANIZATION	22
Reasons for the Reorganization	22
INFORMATION ABOUT THE PLAN	27
How will the Reorganization be implemented?	27
Who will pay the expenses of the Reorganization?	29
What are the material U.S. federal income tax consequences of the Reorganization?	30
CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS	33
What are the capitalizations of the Funds?	33
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE TARGET FUND	35
Comparison of the Funds’ Investment Objectives and Principal Investment Strategies	35
How do the fundamental investment policies of the Funds compare?	39
Where can I find more financial and performance information about the Funds?	39
PRINCIPAL SHAREHOLDERS	40
OTHER SERVICE PROVIDERS	41
ADDITIONAL INFORMATION	43
FINANCIAL HIGHLIGHTS	44
APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – COMPARISON OF GOVERNING INSTRUMENTS AND STATE LAW	B-1

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganization, a copy of which is attached to this Information Statement/Prospectus as Appendix A, and the Acquiring Fund prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an ETF through the reorganization of the Target Fund into the newly-created Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies , and substantially similar principal investment strategies . The Reorganization will occur in accordance with the Plan. For reference purposes, the identification of the Target Fund and Acquiring Fund is listed below:

Target Fund Gator Capital Long/Short Fund, a series of The Caldwell & Orkin Funds, Inc.	→	Acquiring Fund Gator Capital Long/Short ETF, a series of Gator Capital Investment Trust

How will the Reorganization be implemented?

The Plan provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (Acquiring Fund shares) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of: (1) such shares of the Acquiring Fund to the Target Fund shareholders who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund, (2) cash to Target Fund Shareholders who do not hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (“Cash-Out Shareholders”) equal in value to the aggregate net asset value (“NAV”) of the Target Fund shares held by such Cash-Out Shareholders (less any applicable withholding tax), in connection with the complete liquidation of the Target Fund, and (3) cash to Target Fund shareholders in lieu of fractional shares of the Acquiring Fund (less any applicable withholding tax), in complete liquidation and termination of the Target Fund. For U.S. federal income tax purposes, (a) if you hold your shares in a taxable account, any cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (b) if you hold your shares in an IRA or other tax-deferred retirement account, any cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisors to determine the tax consequences to you of any such payment.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, you are encouraged to consult your tax advisors to determine the tax consequences to you of any such payment.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, (a) if you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (b) if you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, Ultimus Fund Solutions, LLC (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a transfer is not made before the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. For U.S. federal income tax purposes, (a) if you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (b) if you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date, which is the specific date on which the Reorganization takes place. The expected Closing Date is December 11, 2026. The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Why is the Reorganization happening and did the Board approve the Reorganization?

After consideration of all relevant factors, including the potential impact of the Reorganization on the Target Fund’s shareholders, the Target Fund’s investment adviser, Gator Capital Management, LLC (the “Adviser”), proposed to the Target Fund Board that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these benefits include (1) additional trading flexibility, as ETF shares can be bought and sold on an exchange throughout the trading day; (2) increased transparency through daily portfolio disclosure; (3) potential for enhanced tax efficiency due to the in-kind creation and redemption mechanism; and (4) potential for asset growth and economies of scale, as the ETF structure is accessible to a broader range of investors and distribution platforms.

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, and substantially similar principal investment strategies and risk profiles. The Acquiring Fund, however, will have the benefits of operating in the ETF structure, in addition to being exposed to certain ETF-specific risks. The Adviser will continue as the investment adviser of the Acquiring Fund after the Reorganization, and no change in portfolio managers will result from the Reorganization. As shareholders of the Acquiring Fund following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that the shareholders do not experience as shareholders of the Target Fund. However, shareholders of the Acquiring Fund after the Reorganization will not bear expenses specific to mutual funds.

The Adviser, the Target Fund, and the Acquiring Fund have identical advisory fee rates and expense cap structures. The ETF structure eliminates certain costs associated with the mutual fund structure (such as transfer agency expenses for individual shareholder accounts) and provides the potential for asset growth and economies of scale. The Acquiring Fund is expected to benefit from the potential for greater tax efficiency with the ETF structure. While the U.S. federal income tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions.

The Target Fund Board, including all of the Target Fund Board’s Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), determined that, with respect to the Reorganization, participation in the Reorganization is in the best interests of the Target Fund and the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

The Target Fund Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

How will the Reorganization affect me?

When the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Who will bear the costs associated with the Reorganization?

The Adviser will pay the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization include costs associated with preparation, printing and distribution of this Information Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and this Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the assets. Brokerage fees and expenses related to the disposition or acquisition of assets (including any disposition intended to raise cash to pay redemption proceeds) that are incurred by the Target Fund in the ordinary course of business prior to the Closing will be paid by the Target Fund.

What are the material U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Kilpatrick Townsend & Stockton LLP (“KTS”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed either by the Target Fund prior to the Reorganization or by the Acquiring Fund after the Reorganization, but any such distribution is not a part of the Reorganization. The Target Fund is not expected to realize any gain or loss in connection with its Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares in exchange for cash. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, this redemption cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (ii) an IRA or other tax-deferred retirement account, this redemption cash payment may be a taxable event. As noted above, different U.S. federal income tax considerations apply to you if you do not hold your Target Fund shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisors regarding the U.S. federal, state, local and non-U.S. tax consequences, if any, of the Reorganization, in light of your individual circumstances. For more information about material U.S. federal income tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?”

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies , and substantially similar principal investment strategies .

Since the Acquiring Fund has not yet commenced operations, the information below will be accurate as of the time of this Information Statement/Prospectus.

For additional discussion comparing the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, please see “Additional Information About the Acquiring Fund and the Target Fund — Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

For additional discussion regarding structural differences between the Target Fund and the Acquiring Fund, please see the separate Q&A titled “What are the differences between an ETF and a mutual fund?”

The Target Fund and the Acquiring Fund have adopted the same fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental investment policies for the Acquiring Fund are listed in the Fund’s statement of additional information dated November 3 , 2026. These materials are incorporated by reference into the Statement of Additional Information, and are available upon request. The Target Fund’s fundamental and non-fundamental investment policies are listed in its respective statement of additional information, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

How will the Reorganization affect my fees and expenses?

The Reorganization is not expected to result in a material change to total annual fund operating expenses taking into consideration fee waivers agreed to by the Adviser. These fee waivers will remain in effect for at least two years from the effective date of the Reorganization. After two years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the Target Fund prior to the Reorganization. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganization?”

What are the distribution arrangements for the Funds?

The Target Fund is distributed by Ultimus Fund Distributors, LLC. The Acquiring Fund is distributed by Northern Lights Distributors LLC (the “Distributor”), which serves as the principal underwriter for the shares of the Acquiring Fund. The Distributor and Ultimus Fund Distributors, LLC, are sister companies commonly owned by The Ultimus Group, LLC. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

What are the Funds’ arrangements for purchases and redemptions?

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. You may refer to the Acquiring Fund prospectus accompanying this Information Statement/Prospectus under the sections entitled “How to Purchase Shares” and “Other Considerations” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectus provides information under the sections entitled “Purchase of Shares” and “Redeeming Your Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Fund. Below is a summary of these procedures, and investors should review the full information contained in the prospectuses.

Acquiring Fund

Most investors will buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed and traded on the secondary market on the Exchange. Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling shares of the Acquiring Fund through a broker, you may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity. Shares of the Acquiring Fund will trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.

The Acquiring Fund’s shares will be issued or redeemed by the Acquiring Fund at NAV per share only in a large specified number of shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Acquiring Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Further information about the procedures applicable to purchases and redemptions of Creation Units for the Acquiring Fund is set forth in the Acquiring Fund’s prospectus and statement of additional information.

The Acquiring Fund does not provide for the exchange of shares.

Target Fund

An investor may purchase shares of the Target Fund directly from the Target Fund through the Target Fund’s distributor or through a financial intermediary. The Target Fund offers its shares at the NAV next determined after an order is received in good order on a business day. The Target Fund is open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.

Shareholders of the Target Fund may redeem some or all of their shares. The Target Fund will buy back (redeem) your shares at the next determined NAV after the Target Fund receives a valid request for redemption. Generally, all redemptions will be paid in cash. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in-kind.”

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Target

Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Target Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of such shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the shares of the Acquiring Fund and the Target Fund are substantially similar. The Acquiring Fund is subject to certain risks specific to operating as an ETF. An investment in the shares of the Acquiring Fund is subject to the following ETF-specific risks:

ETF Risks. The Acquiring Fund is an ETF and may invest in other ETFs. As a result of this structure, the Acquiring Fund is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with an ETF. An ETF has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, ETF shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling ETF shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for an ETF’s shares (the “bid” price) and the price at which an investor is willing to sell the ETF’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for an ETF’s shares based on trading volume and market liquidity and is generally lower if an ETF’s shares have more trading volume and market liquidity and higher if the ETF’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling ETF shares, including bid/ask spreads, frequent trading of an ETF’s shares may significantly reduce investment results and an investment in an ETF’s shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. ETF shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange and there may be times when the market price of an ETF’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the ETF’s shares or during periods of market volatility. If an investor buys ETF shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells ETF shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for the ETF shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of ETF shares may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than the ETF’s shares and could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. These conditions could cause an ETF’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. Shares of an ETF, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

COMPARISON OF THE FUNDS’ PRINCIPAL RISKS

The risks associated with an investment in the Target Fund and the Acquiring Fund are substantially similar, except that, as a shareholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Funds and those of the Target Fund, as described below, reflect only a tailoring or clarification of the risks of the Target Fund, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Funds will be managed as compared to the Target Fund. In the below discussion, the risks for the Target Fund and Acquiring Fund are identified, followed by a description of each risk of the Acquiring Funds.

Target Fund	Acquiring Fund
Business Risk. A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.	Same.
Credit Risk. Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P Global”), may cause the price of an issuer’s bond to decline and may affect liquidity for the security.	Credit Risk. Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due, which may cause the price of an issuer’s bond to decline and may affect liquidity for the security. The Fund may invest in bonds and other fixed income securities of any credit quality, including investment grade, below investment grade, and unrated securities. Securities rated below investment grade — commonly referred to as “high yield” or “junk” bonds — and unrated securities of comparable quality are considered predominantly speculative, are more sensitive to adverse economic and issuer-specific developments, and tend to be more volatile and less liquid than higher rated securities.
Emerging Markets Risk. Investments in securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic, regulatory, and political systems that typically are less developed, and are likely to be less stable, than those in more developed countries. In addition, as a result of less robust regulatory requirements	Same.

(which, among other things, may not require uniform accounting, auditing and financial reporting, or have corporate governance practices and requirements comparable to those applicable to domestic companies), there is generally less publicly available information about emerging markets securities than is available about securities of domestic companies. Companies in these markets also face risks associated with new and changing government regulation. Emerging markets are generally more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers are also greater in emerging and less developed countries. Emerging market and less developed countries may also have economies that are less diverse and may be predominantly based on only a few industries, dependent on revenues from particular commodities and/or heavily reliant on exports that may be severely affected by global economic downturns. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries. The Fund considers “emerging markets” generally to include those included in the MSCI Emerging Markets Index or the FTSE Emerging Index.

Equity Securities Risk. An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

Equity Securities Risk. The Fund invests principally in equity securities, primarily common stocks. An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

No corresponding risk disclosure.

ETF Risks. The Fund is an ETF and may invest in other ETFs. As a result of this structure, the Fund is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with an ETF. An ETF has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, ETF shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling ETF shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for an ETF’s shares (the “bid” price) and the price at which an investor is willing to sell the ETF’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for an ETF’s shares based on trading volume and market liquidity and is generally lower if an ETF’s shares have more trading volume and market liquidity and higher if the ETF’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling ETF shares, including bid/ask spreads, frequent trading of an ETF’s shares may significantly reduce investment results and an investment in an ETF’s shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. ETF shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange and there may be times when the market price of an ETF’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the ETF’s shares or during periods of market volatility. If an investor buys ETF shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells ETF shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for the ETF shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of ETF shares may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than the ETF’s shares and could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. These conditions could cause an ETF’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. Shares of an ETF, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Financial Sector Risk. To the extent that the Fund makes significant investments within the financial sector, the Fund will be more susceptible to factors adversely affecting issuers within that sector than would a fund investing in a more diversified portfolio of securities. In general, financial sector companies may be more regulated than companies in other sectors and, as a result, their businesses and prices of their securities are particularly sensitive to changes in legislation or government regulations. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, reduced credit market liquidity, price and service competition, evolving technological changes, which some companies may be unable to adapt to as quickly, efficiently or effectively as others, bank failures and other financial crises, and general economic and market conditions.	Same.
Interest Rate Risk. The price of a bond or other fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities. There is presently uncertainty as to the	Same.

pace at which interest rates may change. There is also a risk that prolonged increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund. Rising interest rates could also impair the ability of borrowers to service interest payment obligations and make principal loan repayments, which could adversely impact the Fund’s net investment income and its distributions to shareholders. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. As inflation increases, the real value of the Fund’s shares and dividends may decline.	Same.
Investments in Other Investment Companies. The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.	Same.
No corresponding risk disclosure.	Large-Cap Securities Risk. The Fund invests in large-capitalization companies, which may underperform other segments of the market, such as smaller-capitalization companies, during periods when large-cap securities are out of favor. Large-capitalization companies may experience slower rates of growth than smaller-capitalization companies and may be less able to respond quickly to new competitive challenges and market opportunities.

Management Style Risk. The Fund is subject to management style risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Due to the active management of the Fund by the Manager, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies. The Manager’s method of security selection may not be successful. In addition, the Manager may select investments that fail to perform as anticipated.	Same.
Market Risk. Securities markets are volatile, and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, the occurrence or threat of pandemic, terrorism, war, tariff policies, interest rate fluctuations or other factors that may cause the securities markets to decline generally. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.	Same.
Money Market Instruments Risk. The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, repurchase and reverse purchase agreements, and Variable Amount Demand Master Notes (“Master Notes”). These instruments, while generally considered cash-equivalents, are nevertheless subject to risk of default by the counterparty, risk of depreciation in the market and risk of loss of value if, for example, the issuer’s credit rating is downgraded or other circumstances develop that raise questions regarding the ability of the issuer to meet its	Same.

obligations under the instrument.
No corresponding risk disclosure.	New Fund Risk. The Fund is recently organized and has limited operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.
No corresponding risk disclosure.	Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations.
Political Risk. Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.	Same.
Real Estate Securities Risk. To the extent the Fund invests in companies in the real estate sector, such as REITs, real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, the Fund is subject to risks associated with the real estate market as a whole such as taxation, government regulations, and economic and political factors that negatively impact the real estate market. Similarly, the Fund’s investments in the real estate sector will be subject to risks related to property values, including unexpected downturns in commercial or residential real estate markets, overbuilding, interest rates and availability (or lack of availability) of capital.	Same.
Sector Risk. The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of the Fund to be more sensitive to risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.	Same.

Short Sale Risk. A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in theory, is unlimited as the market value of the shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market.	Same.
Small and Mid-Cap Securities Risk. Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small and mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small and mid-cap securities may be more limited and less liquid than the market for larger companies.	Small and Mid-Cap Securities Risk. Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small and mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general.

In addition to the strategies and risks described above, the Funds may invest in other types of securities whose risks are described below and/or in the Funds’ Statement of Additional Information.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will be the “accounting survivor.” This means that the Acquiring Fund will adopt the historical investment performance and returns of shares. The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund prospectus that accompanies this Information Statement/Prospectus.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Target Fund for the fiscal year ended April 30, 2026. The table shows the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of April 30, 2026, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganization. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Actual expenses may vary significantly.

Fees

	Target Fund		Pro Forma – Acquiring Fund
Management fees		1.00%		1.00%
Distribution (12b-1) expenses		None		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	0.56%		0.56%
Interest Expense on Short Sales of Securities	0.00%		0.00%
Dividend Expense on Short Sales of Securities	1.44%		1.44%
Total Other Expenses		2.00%		2.00%

	Target Fund	Pro Forma – Acquiring Fund
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	3.01%	3.01%

Expense Example

This example is intended to help you compare the cost of investing in the Acquiring Fund (pro forma) with the cost of investing in the Target Fund. The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$304	$930	$1,582	$3,327
Pro Forma – Acquiring Fund	$304	$930	$1,582	$3,327

What are the Funds’ income and capital gain distribution policies?

The Target Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December.

For the Acquiring Fund, dividends from net investment income, if any, are generally declared and paid annually. Distributions of net realized capital gains, if any, generally are expected to be declared and paid annually in December by the Acquiring Fund.

What are the Funds’ pricing and valuation arrangements?

The Target Fund has the same procedures for valuing its portfolio securities as the Acquiring Fund. The NAV of the Fund’s shares is determined once daily at market close, generally 4:00 p.m. Eastern Time every day the NYSE is open for trading. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of the Fund will not be calculated. The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Further information about the Funds’ pricing and valuation arrangements is contained in each of the prospectus and statement of additional information of the Target Fund and Acquiring Fund.

Who manages the Funds?

The Acquiring Fund is a series of the ETF Trust. The ETF Trust is a Delaware statutory trust governed by a Board of Trustees, which is responsible for overseeing all business activities of the Acquiring Fund.

The Adviser is the investment adviser to both the Target Fund and the Acquiring Fund. The Adviser is located at 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607. The Adviser, organized as a Delaware limited liability company in 2008, is controlled by its President and Chief Investment Officer Derek Pilecki. The sole owner of the Adviser is the Derek S. Pilecki Revocable Trust u/a/d September 15, 2008 for which Mr. Pilecki serves as the sole trustee.

The Target Fund currently pays the Adviser an advisory fee based on a percentage of average daily net assets. The management fee schedule for both the Target Fund and the Acquiring Fund is as follows:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
0.90%	$250,000,001-$500,000,000
0.80%	over $500,000,001

For the Target Fund, the Adviser has contractually agreed, through August 30, 2027, to reimburse the Target Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Target Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Target Fund’s average net assets.

For the Acquiring Fund, the Adviser has contractually agreed, through December 11 , 2028, to reimburse the Acquiring Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Acquiring Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Acquiring Fund’s average net assets.

A discussion regarding the basis for the Target Fund Board’s approval of the advisory agreement with the Adviser will be available in the Target Fund’s Form N-CSRS filing dated October 31, 2026. A discussion regarding the basis for the Acquiring Fund Board’s approval of the management agreement with the Adviser will be available in the Acquiring Fund’s Form N-CSR filing, which will be available on the Fund’s website at www.gatoretf.com and on the SEC’s website at www.sec.gov.

The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund.

Mr. Derek Pilecki has served as a portfolio manager for the Target Fund since November 1, 2017. Mr. Christopher Pilecki has served as the co-portfolio manager of the Target Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki are jointly responsible for the day to day management of the Fund’s portfolio. Further information on the Funds’ portfolio management teams is available in the Funds’ respective prospectuses and statements of additional information.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After consideration of all relevant factors, including the potential impact of the Reorganization on the Target Fund’s shareholders, the Adviser proposed to the Target Fund Board, at a meeting held June 18, 2026, that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of shareholders. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies , and substantially similar principal investment strategies . The Acquiring Fund, however, will have the benefits of operating in the ETF structure. The Adviser will continue as the investment adviser of the Acquiring Fund after the Reorganization, and no change in portfolio managers will result from the Reorganization.

As shareholders of ETFs following the Reorganization, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads, and other transactions costs, that the shareholders do not experience as shareholders of the Target Fund.

The Acquiring Fund is expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the U.S. federal income tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold by a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. The Acquiring Fund generally expects to effect its creations and redemptions in-kind, which is expected to provide enhanced tax efficiency.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Target Fund.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher (at a premium) or lower (at a discount) than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website.

In addition, the Adviser believes that the Reorganization presents attractive opportunities for growth for the Acquiring Fund. The Adviser believes that there is the potential for enhanced growth for the Acquiring Fund based on the Adviser’s assessment of the ETF market for the Fund’s strategy, taking into account, among other factors, peers, trends, and demands in its investment category, and the benefits of such growth, such as the potential for cost savings from economies of scale.

At a meeting held June 18, 2026, the Target Fund Board considered the Reorganization proposed by the Adviser and approved the Plan with respect to the Target Fund. In considering the Plan, the Target Fund Board requested and received detailed information from representatives of the Adviser regarding the Reorganization, including: (1) the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of the Adviser; (5) the impact of the Reorganization on the Target Fund and shareholders of the Target Fund; and (6) the specific terms of the Plan.

In approving the Reorganization with respect to the Target Fund, the Target Fund Board, including all of the Independent Directors, determined that (i) participation in the Reorganization is in the best interest of the Target Fund, and (ii) the interests of the existing Target Fund shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Target Fund Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

●	The investment objectives, and fundamental investment policies of the Target Fund and the Acquiring Fund are identical , and the principal investment strategies are substantially similar .

●	The Adviser is the adviser of both the Target Fund and Acquiring Fund, and there are no material differences in the contractual terms of the Target Fund’s investment management agreement with the Adviser as compared to the Acquiring Fund’s investment management agreement. The Target Fund Board also considered the Adviser’s representation that the Reorganization will not result in any decline in the level of services from the level of services that historically have been provided to the Target Fund.

●	A vote of shareholders of the Target Fund is not required under the organizational documents governing the Target Fund.

●	The Reorganization meets the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Target Fund or Acquiring Fund.

●	The Adviser will pay the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization include costs associated with preparation, printing and distribution of this Information Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and this Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the assets. Brokerage fees and expenses related to the disposition or acquisition of assets (including any disposition intended to raise cash to pay redemption proceeds) that are incurred by the Target Fund in the ordinary course of business prior to the Closing will be paid by the Target Fund.

●	The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes.

●	The mechanics of the creation and redemption process for ETFs allow ETFs to acquire and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains.

●	Unlike mutual fund shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.

●	Shareholders of the Acquiring Fund will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. The Target Fund does not provide full daily transparency into its underlying portfolio holdings.

●	The Adviser’s belief that the broader accessibility of the ETF structure may attract additional assets over time, and economies of scale would be shared with shareholders through the advisory fee breakpoint schedule.

●	Shareholders of the Target Fund, in order to receive shares of the Acquiring Fund as part of the Reorganization, must hold shares of the Target Fund through a brokerage account that can accept shares of an ETF.

●	If a shareholder holds shares of the Target Fund in a brokerage account with a financial intermediary that only allows shareholders to hold shares of mutual funds in the account, the shareholder will need to contact their financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the investment will be liquidated and the shareholder will receive cash equal in value to the NAV of your

Target Fund shares (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). If a shareholder holds shares of the Target Fund in a fund direct account, the shareholder should transfer their shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a transfer is not made before the Reorganization, the Acquiring Fund shares received as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for the shareholder’s benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date, the shareholder’s Acquiring Fund shares will be liquidated and the cash proceeds sent to the shareholder’s account of record (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, any cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, and (ii) an IRA or other tax-deferred retirement account, any cash payment may be a taxable event. The shareholders holding shares of the Target Fund in a fund-direct account or brokerage account that does not allow ETF shares may be subject to tax if they do not take the steps to transfer their account to an account type that allows the holding of ETF shares. The Directors also considered that the Adviser has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganization. As part of this communications plan, the Adviser will engage with Target Fund shareholders on the potential implications of the Reorganization, including the need to have a brokerage account in place prior to the Reorganization. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

●	Shares of the Acquiring Fund and, in some cases, cash, that would be received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the Closing Date.

●	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

●	The alternatives available for shareholders of the Target Fund, including the ability to redeem their shares of the Target Fund prior to the Reorganization without being subject to any Fund-imposed fees.

●	Potential benefits to the Adviser in adding an ETF to its product offerings , including the potential for the Acquiring Fund to attract additional assets and the resulting increase in advisory fees payable to the Adviser that could result if the Acquiring Fund were to grow. The Target Fund Board considered these benefits in light of the facts that the Adviser will bear all expenses of the Reorganization, that the Acquiring Fund’s advisory fee rate and expense cap are the same as those of the Target Fund, and that the advisory fee breakpoint schedule is intended to share economies of scale with shareholders. For more information, see “Information About the Plan—Who will pay the expenses of the Reorganization?” and “Comparison of Some Important Features of the Funds—Who manages the Funds?” .

●	Based upon their evaluation of the relevant information presented to it, the Target Fund Board, including all of the Independent Directors approved the Reorganization. In connection with its approval the Target Fund Board determined with respect to the Reorganization that the factors in favor of the Reorganization on balance support a finding that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. The Plan provides for the reorganization of the Target Fund into the Acquiring Fund and the complete liquidation and dissolution of the Target Fund. You should read the Plan, a copy of which is attached as Appendix A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be implemented?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The ETF Trust and the Mutual Fund Corporation will determine a specific Closing Date on which the Reorganization will take place.

The Plan provides for: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (Acquiring Fund shares) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of: (1) such shares of the Acquiring Fund to the Target Fund shareholders who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund, (2) cash to Cash-Out Shareholders equal in value to the NAV of the Target Fund shares held by such Cash-Out Shareholders (less any applicable withholding tax), in connection with the complete liquidation of the Target Fund, and (3) cash to Target Fund shareholders in lieu of fractional shares of the Acquiring Fund (less any applicable withholding tax), in complete liquidation and termination of the Target Fund. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, any cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, any cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

Acquiring Fund shares will be transferred to each shareholder’s brokerage account. If a shareholder holds shares of the Target Fund in a brokerage account with a financial intermediary that only allows shareholders to hold shares of mutual funds in the account, the shareholder will need to contact their financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, their investment will be liquidated and the shareholder will receive cash equal in value to the NAV of your Target Fund shares (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the shareholder. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

If a shareholder holds shares of the Target Fund in a fund direct account, the shareholder should transfer their shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a transfer is not made before the Reorganization, the Acquiring Fund shares received as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for the shareholder’s benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date, such Acquiring Fund shares will be liquidated and the cash proceeds sent to the shareholder’s account of record (less any applicable withholding tax and subject to applicable U.S. federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment. For U.S. federal income tax purposes, if you hold your shares in: (i) a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, and (ii) an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

The expected Closing Date is December 11, 2026. The Closing will occur at the principal office of the Adviser, or at such other place and/or on such other date as the parties may agree. Following the distributions, the Target Fund will completely liquidate, dissolve, terminate and wind up its affairs in accordance with Delaware state law.

The number of Acquiring Fund shares to be issued will be determined by dividing the value of the assets (net of liabilities) of the Target Fund by the NAV of an Acquiring Fund share. The Acquiring Fund will not issue fractional shares; cash will be distributed in lieu of fractional Acquiring Fund shares, less applicable withholding tax. If you hold your shares in a taxable account, this cash payment will be a taxable event for U.S. federal income tax purposes, and you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the cash you receive for them, as discussed further under the heading, “Information About the Plan—What are the material U.S. federal income tax consequences of the Reorganization?” If you hold your shares in an IRA or other tax-deferred retirement account, this cash payment may be a taxable event. In any case, shareholders should consult their tax advisors to understand the specific tax consequences to them based on their individual circumstances.

The value of the Target Fund’s assets and liabilities and the corresponding NAV per share of the Acquiring Fund will be computed as of the close of regular trading on the NYSE on the business day immediately preceding the Closing Date (the “Valuation Time”). Ultimus Fund Solutions, LLC (“Ultimus”), as accounting agent for the Acquiring Fund, will make the computations, which will be evaluated by the Adviser.

The authorized officers of the ETF Trust or the Mutual Fund Corporation may amend, modify or supplement the Plan in a manner as may be deemed necessary or advisable by the authorized officers of the ETF Trust or Mutual Fund Corporation. The Plan may be terminated and the Reorganization abandoned by resolution of the Acquiring Fund Board or the Target Fund Board at any time before the Closing if circumstances make proceeding inadvisable. The Plan contains representations and warranties by the ETF Trust, on behalf of the Acquiring Fund, and the Mutual Fund Corporation, on behalf of the Target Fund, that are customary in matters such as the

Reorganization. Conditions precedent to the parties’ obligations include, among others, that: (a) all representations and warranties are true and correct in all material respects; (b) each party has performed its covenants and complied with all provisions required before the Closing; (c) the parties have agreed on the number of Acquiring Fund shares to be issued; (d) the Plan and the transactions contemplated by it have been approved by the Target Fund Board and the Acquiring Fund Board; (e) no action, suit or other proceeding is pending or threatened that seeks to restrain or prohibit the Reorganization; (f) the ETF Trust and the Mutual Fund Corporation have received the Tax Opinion from KTS, as defined below; (g) the Registration Statement on Form N-14, including this Information Statement/Prospectus, has become effective under the Securities Act and no stop order is in effect; and (h) all required consents, orders, permits and other governmental approvals have been obtained.

Shareholder approval is not required. The Reorganization meets the conditions under Rule 17a-8 under the 1940 Act to be consummated without a vote of shareholders. If the Reorganization is terminated, Target Fund Shareholders will be notified and the Target Fund will continue to operate as a mutual fund as a series of the Company.

Who will pay the expenses of the Reorganization?

The Adviser will bear 100% of the expenses relating to the Reorganization, whether or not the Reorganization is consummated.

Those expenses include, without limitation, the preparation, printing and distribution of this Information Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and this Information Statement/Prospectus; securities registration fees; and all necessary taxes in connection with the delivery of the assets, including all applicable stock transfer stamps.

Brokerage fees and expenses related to the disposition or acquisition of assets (including any disposition intended to raise cash to pay redemption proceeds) that are incurred by the Target Fund in the ordinary course of business prior to the Closing will be borne by the Target Fund.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that payment by another person would result in the disqualification of that party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1)(F) of the Code, and the Adviser will pay or assume only those expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in IRS Revenue Ruling 73-54, 1973-1 C.B. 187.

The expenses associated with the Reorganization are estimated to equal $150,000. The estimated expenses of the Reorganization represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Information Statement/Prospectus.

What are the material U.S. federal income tax consequences of the Reorganization?

The following is a general summary of certain material U.S. federal income tax consequences of the Reorganization. This discussion does not address any tax consequence arising under the laws of any state, locality, or non-U.S. jurisdiction or U.S. federal tax laws other than the U.S. federal income tax laws described below. This discussion is based upon the Code, existing Treasury Regulations, judicial decisions, administrative rulings, current administrative interpretations and official pronouncements of the IRS in effect on the date of this document, all of which may change (including as a result of the Supreme Court’s ruling in Loper Bright v. Raimondo), possibly retroactively, and affect materially and adversely the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the U.S. federal income tax consequences described below. This discussion is general in nature and does not address all U.S. federal income tax considerations that may be relevant to a shareholder’s particular circumstances. This discussion addresses only certain material U.S. federal income tax consequences for a Target Fund shareholder that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any of its political subdivisions, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity or an arrangement treated as a partnership, as applicable, for U.S. federal income tax purposes holds Target Fund shares, the U.S. federal income tax consequences to a partner in such partnership (or owner of such entity) will generally depend on the status of the partner and the activities of the partnership (or entity). Partners in a partnership that holds Target Fund shares should consult their tax advisors with respect to the tax consequences of the Reorganization in their specific circumstances.

This discussion generally applies to Target Fund Shareholders that receive Acquiring Fund shares (including cash in lieu of a fractional share). Different tax considerations apply to Cash-Out Shareholders, shareholders that hold Target Fund shares through a fund direct account and shareholders that hold Target Fund shares through an IRA or other tax-deferred retirement account. The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. All Target Fund shareholders should consult their own tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences of the Reorganization to their individual circumstances.

A Target Fund shareholder that receives cash in lieu of a fractional share of an Acquiring Fund share generally will be treated as having received the fractional share of an Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional share for cash. As a result, for U.S. federal income tax purposes, a Target Fund shareholder that holds its Target Fund shares in a taxable account generally will recognize gain or loss equal to the difference, if any, between the amount of cash received and the tax basis in such fractional share (determined as described below). Any such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective time, the holding period for the shares (including the holding period of the Target Fund shares surrendered) is greater than one year. The deductibility of capital losses is subject to limitations.

The aggregate tax basis of the Acquiring Fund shares received in the Reorganization (including any fractional Acquiring Fund share deemed received and sold for cash) will be the same as the aggregate adjusted tax basis of Target Fund shares exchanged for Acquiring Fund shares.

As a condition to consummation of the Reorganization, the ETF Trust, on behalf of the Acquiring Fund, and the Mutual Fund Corporation, on behalf of the Target Fund, must receive an opinion of Kilpatrick Townsend & Stockton, LLP (“KTS”), dated as of the Closing Date that includes certain statements, based on the stated facts, representations and assumptions and conditioned on consummation of the Reorganization in accordance with the Plan (“Tax Opinion”), in each case for U.S. federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all of the assets to the Acquiring Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities, or upon the distribution (whether actual or constructive) of Acquiring Fund shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization, or upon the distribution of Acquiring Fund shares to the Target Fund shareholders;

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

●	No gain or loss will be recognized by Target Fund shareholders upon the distribution to them by the Target Fund of the Acquiring Fund shares solely in exchange for their Target Fund shares as part of the Reorganization, except with respect to cash received in lieu of fractional Acquiring Fund shares;

●	The basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the basis of the shareholder’s exchanged Target Fund shares (reduced by the basis allocable to fractional shares for which cash is received by a Target Fund shareholder in lieu of fractional shares, if any);

●	The holding period of the Acquiring Fund shares received by a Target Fund shareholder (including any fractional Acquiring Fund share to which a Target Fund shareholder may be entitled) will include the holding period during which the surrendered Target Fund shares were held by such Target Fund shareholder, provided that the Target Fund shares were held as capital assets at the Closing;

●	The tax basis of each asset acquired by the Acquiring Fund will be the same as the tax basis of that asset in the hands of the Target Fund immediately before the Reorganization;

●	The holding period of each asset received by the Acquiring Fund will include the period during which that asset was held by the Target Fund; and

●	The Acquiring Fund will succeed to and take into account the tax attributes of the Target Fund that are described in Sections 381, 382, 383 and 384 of the Code, subject to the conditions and limitations specified in the Code, applicable Treasury Regulations and existing court decisions and published interpretations of the Code and the Treasury Regulations.

The delivery of such opinion is conditioned upon receipt by KTS of customary representations it shall reasonably request on behalf of the Acquiring Fund and on behalf of the Target Fund. In rendering such opinion, KTS may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in the Plan of Reorganization, the facts set forth in this Information Statement/Prospectus and on representations made on behalf of each of the Acquiring Fund and the Target Fund.

The Tax Opinion will not be binding on the IRS or the courts and will not guarantee that the U.S. federal income tax consequences of the Reorganization will be as described above. The opinion addresses the general treatment of the combination of the Target Fund and the Acquiring Fund as a tax-free reorganization under Section 368(a)(1)(F) of the Code and does not address the taxability of particular assets or transactions, including redemptions or amounts received by Cash-Out Shareholders. Neither Fund has requested or will request an advance ruling from the IRS regarding the U.S. federal income tax consequences of the Reorganization.

If the Reorganization were consummated but did not qualify as a tax-free reorganization, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and a shareholder holding shares in a taxable account would recognize taxable gain or loss generally equal to the difference between the shareholder’s tax basis in the Target Fund shares and the value of the Acquiring Fund shares or cash received, as applicable.

The tax year of the Target Fund is expected to continue with the Acquiring Fund. Capital gains resulting from portfolio turnover prior to the Reorganization will carry over to the Acquiring Fund.

The capital loss carryovers of the Target Fund will be available to offset future gains of the combined Acquiring Fund and may be carried forward indefinitely, subject to the conditions and limitations of the Code.

This description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders that are not tax-exempt investors and does not take into account your particular facts and circumstances. Shareholders should consult their own tax advisors as to the U.S. federal, state, local and non-U.S. tax considerations of the Reorganization, including the consequences of receiving cash in lieu of fractional Acquiring Fund Shares, being a Cash-Out Shareholder or holding Target Fund shares through a fund direct account or an IRA or other tax-deferred retirement account.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Gator Capital Long/Short Fund (the Target Fund) is a series of The Caldwell & Orkin Funds, Inc. (the Mutual Fund Corporation), a Maryland corporation. The Company was incorporated under the laws of the State of Maryland on August 15, 1989. It is registered as an open-end, diversified management investment company under the 1940 Act. The operations of the Target Fund are governed by the Company’s Articles of Incorporation, Bylaws, and Maryland law, and the Company must adhere to the 1940 Act and the rules and regulations promulgated by the SEC thereunder. The Target Fund’s investment company registration number is 811-06113.

The Gator Capital Long/Short ETF (the Acquiring Fund) is a series of Gator Capital Investment Trust (the ETF Trust), a Delaware statutory trust. The ETF Trust was organized as a Delaware statutory trust on July 9, 2026, pursuant to an Agreement and Declaration of Trust. The ETF Trust is registered as an open-end management investment company under the 1940 Act. The operations of the Target Fund are governed by the ETF Trust’s Certificate of Trust, Bylaws, Agreement and Declaration of Trust, and Delaware law, and the Company must adhere to the 1940 Act and the rules and regulations promulgated by the SEC thereunder. The Acquiring Fund is a newly organized shell fund with no shares outstanding prior to the Reorganization. Each Acquiring Fund Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the 1940 Act.

Comparisons of the governing instruments and state law governing the ETF Trust and Mutual Fund Corporation are provided in Appendix B to this Information Statement/Prospectus.

What are the capitalizations of the Funds?

The following table sets forth the unaudited capitalization of the Target Fund and Acquiring Fund as of September 4, 2026, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares.

	Target Fund	Acquiring Fund[1]	Pro Forma Adjustments	Pro Forma Acquiring Fund after Reorganization (estimated)
Net Assets	$81,177,526	N/A	N/A2	$81,177,526[3]
Shares Outstanding	1,230,290	N/A	N/A2	1,230,290
Net Asset Value per share	$65.98	N/A	N/A	$65.98

(1) The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2) No adjustments have been made with respect to the cost of the Reorganization because the Adviser is paying for the costs of the Reorganization (including the legal costs associated with the Reorganization), whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by the Adviser. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(3) Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The investment objectives of the Funds are identical, and principal investment strategies of the Fund are substantially similar .

Investment Objective:

The Funds’ investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Principal Investment Strategy:

The Funds’ principal investment strategies are substantially similar , as provided in the table below. Please note that there are certain definitional differences between the strategies that do not affect the substance of the strategy (i.e., the Target Fund uses “the Manager” and the Acquiring Fund uses “the Adviser”, and the Acquiring Fund Principal Investment Strategies of the Fund section begins with “The Fund is an actively managed exchange-traded fund.”)

Target Fund	Acquiring Fund

Gator Capital Management, LLC’s (“Gator,” the “Manager” or “We”) philosophy in managing the Fund is to focus on risk as well as return. Our principal investment strategy involves active asset allocation among long, short and cash positions in an effort to mitigate market risk (the risk of broad market declines), while employing fundamental and technical analysis in an effort to mitigate stock selection risk (the risk that particular equities underperform due to company-specific issues).

We generally divide the Fund’s portfolio among three broad categories of assets:

●    Long Portfolio – The Long Portfolio is comprised of securities (primarily common stocks and exchange-traded funds (“ETFs”)) that we believe will increase in price. We select individual equities of companies that we believe will appreciate, and ETFs that track the performance of markets, market sectors or industries that we believe in. When we are “bullish” (when we believe the overall equity

Same, except that the paragraph after the bullet “How do we pick positions for the Cash/Bond Portfolio?” is replaced with the following paragraph:
In selecting investments, we may invest in companies of any size. We may also invest in securities that are issued by foreign issuers, including, without limitation, those in emerging markets. Foreign investments may be made through direct investments on foreign exchanges or through American Depository Receipts or other securities that give the owner rights in equities issued by foreign issuers. The Fund may from time to time invest a significant portion of its assets in issuers within the financial or real estate sectors, or in technology companies that service, in particular, financial and/or real estate industry companies. Such investments may include, without limitation, investments in banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (“REITs”), real estate brokers, developers and lenders, companies with substantial real estate holdings (which may include, without limitation, companies whose businesses focus on lumber, hospitality, entertainment or other areas, but own substantial real estate related to their business focus) and companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above.

markets will rise), we generally increase the size of the Long Portfolio relative to the size of the overall Fund portfolio.

●    Short Portfolio – The Short Portfolio is comprised of securities (primarily common stocks and ETFs) that we have borrowed and sold short because we believe they will decrease in price, since the Fund makes money on a short position whose price decreases by an aggregate amount greater than the trading fees, taxes, and other expenses associated with the transaction before it is closed. We generally sell securities short to manage or hedge our exposure to perceived market risk, preserve capital and potentially profit during a falling stock market and/or make money when we think a particular security’s price will decline. To this end, we take short positions in stocks of companies that we believe are overvalued or otherwise face issues that will cause their prices to fall, and ETFs that track markets, market sectors or industries that we believe will decline. When we are “bearish” (when we believe the overall equity markets will fall), we generally increase the size of the Short Portfolio relative to the size of the overall Fund portfolio.

●    Cash/Bond Portfolio – The Cash/Bond Portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash and cash equivalents over bonds.

We typically allocate the Fund’s assets by and among our Portfolio “sleeves” by targeting a net exposure to the market that may vary between 100% net long and 60% net short depending on our assessment of market risk and our current portfolio. To achieve the target exposure, we typically invest between 30%

and 100% of the Fund’s net assets in common stocks and ETFs, and between 0% and 30% in cash, money market investments or fixed income securities. We may also hold cash for margin coverage purposes.

When selecting securities for our Long and Short Portfolios, we employ a flexible investment style based on fundamental analysis, while also considering technical factors.

●    How do we pick positions for the Long Portfolio? We select our individual long stock positions by identifying companies that we believe are experiencing positive changes that may lead to a rise in their stock prices. Factors considered may include: acceleration of earnings and/or profits; positive changes in management personnel or structure; new product developments; and/or positive changes in variables that indicate strengthening in a company’s industry.

●    How do we pick positions for the Short Portfolio? We select our individual short positions by identifying companies that we believe are experiencing negative changes that may cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. Factors considered may include: deceleration of earnings, profits or acceleration of losses; negative changes in management personnel or structure or failure to address management problems; new product developments by a company’s competitors; and/or negative changes in variables that indicate weakening in a company’s industry.

●    How do we pick positions for the Cash/Bond Portfolio? We primarily invest this Portfolio sleeve in money market and cash-equivalent investments, such as U.S. government-backed securities, or agency securities. However, we may also invest in municipal or corporate bonds of issuers that we believe offer the opportunity for income at an appropriate level of risk. In this regard, we may invest in corporate bonds of any maturity, rating or quality.

In selecting investments, we may invest in companies of any size. We may also invest in securities that are issued by foreign issuers, including, without limitation, those in emerging markets. Foreign investments may be made through direct investments on foreign exchanges or through American Depository Receipts or other securities that give the owner rights in equities issued by foreign issuers. While the Fund may invest in companies in any sector and the Fund does not concentrate its investments in any industry or group of industries, the Fund may from time to time invest a significant portion of its assets in issuers within the financial or real estate sectors, or in technology companies that service, in particular, financial and/or real estate industry companies. Such investments may include, without limitation, investments in banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (“REITs”), real estate brokers, developers and lenders, companies with substantial real estate holdings (which may include, without limitation, companies whose businesses focus on lumber, hospitality, entertainment or other areas, but own substantial real estate related to their business focus) and companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above.

In managing the Fund for risk as well as return, our goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less volatility.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are the same.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, the most recent annual reports, semi-annual shareholder reports, and financial statements and other information filed with the SEC on Form N-CSR, as applicable. Because the Acquiring Fund has not yet commenced operations, no financial statements are available yet.

The Target Fund’s prospectus, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Target Fund prospectus is available upon request from the Adviser, free of charge. A copy of the Acquiring Fund prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated therein by reference, and are available upon request.

The prospectus, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling (888) 846-1548 , (ii) accessing the documents at the Fund’s website at https://www.gatorcapital.com/mutual-funds, or (iii) writing to the Fund at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders. As of September 4, 2026, the officers and Directors of the Mutual Fund Corporation, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of September 4, 2026, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the Target Fund. The percentage of the Acquiring Fund that would be owned by the below named shareholders of the Target Fund upon consummation of the Reorganization is expected to remain substantially the same.

Name and Address of Beneficial Owner	Percent of Target Fund
National Financial Services/ FBO Our Customers 499 Washington BLVD., Fl 5 Jersey City, NJ 07310	27.18%
Charles Schwab & Co., Inc./ Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery Street San Francisco, CA 94104-4151	23.11%
Michael B. Orkin TOD 410 Verdi Lane Atlanta, GA 30350	11.99%
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	6.19%

OTHER SERVICE PROVIDERS

Administrator.

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator and fund accountant for the Funds. Ultimus provides certain administrative and accounting services to the Funds, including maintaining the Funds’ financial books and records, computing its daily net asset value, and preparing required regulatory filings.

Distributor.

Target Fund.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of the Target Fund’s shares. Ultimus Fund Distributors, LLC is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Acquiring Fund.

Northern Lights Distributors LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, serves as the distributor of the Acquiring Fund’s shares. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor distributes Creation Units for the Acquiring Fund on an agency basis and does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

Transfer Agents.

Target Fund.

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer and dividend disbursing agent for the Target Fund. As transfer agent and dividend disbursing agent, Ultimus is responsible for maintaining account records detailing the ownership of Target Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts.

Acquiring Fund.

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, WI 53202, serves as the transfer agent for the Acquiring Fund. As transfer agent, U.S. Bancorp Fund Services is responsible for maintaining account records detailing the ownership of Acquiring Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts.

Custodian.

U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202, serves as custodian of the assets of both the Target Fund and the Acquiring Fund.

Trust Counsel.

Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the ETF Trust and provides legal services in connection with the Reorganization.

Independent Registered Public Accounting Firm.

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102-2529, has been selected as the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for auditing the financial statements of the Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

Target Fund

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

Acquiring Fund

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Adviser, and/or its related entities, out of its own resources and without additional cost to the Fund or its shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of the Fund available to its customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of the Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund and other ETFs.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call (888) 846-1548 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Target Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations, as indicated by the table.

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the financial highlights, of the Target Fund following the Reorganization.

For the Target Fund, the financial highlights are included in the Target Fund’s prospectus  dated August 28, 2026, (File No. 811-06113) (Accession No. 0001580642-26-005771) , which is incorporated by reference herein. The financial highlights for the Target Fund have been audited by Tait, Weller & Baker LLP, whose report, along with the Target Fund’s audited annual financial statements, are included in the Target Fund’s Form N-CSR  (File No. 811-06113) (Accession No. 0001580642-26-004155) filed with the SEC on July 2, 2026, which is incorporated by reference herein .

Further information about the Target Fund’s performance is contained in the annual reports and financial statements and other information filed with the SEC on Form N-CSR. The Target Fund will furnish, without charge, a copy of its most recent financial statements and other information filed with the SEC on Form N-CSR to any shareholder upon request.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of July 10, 2026 by and between Caldwell & Orkin Funds Inc., a Maryland Corporation (“Company”), on behalf of its series Gator Capital Long/Short Fund (the “Target Fund”), and Gator Capital Investment Trust, a Delaware statutory trust (“GCIT”), on behalf of its series Gator Capital Long/Short ETF (the “Acquiring Fund” and together with the Target Funds, the “Funds”). Gator Capital Management LLC, a Delaware limited liability company (“GCM”), joins this Agreement solely for purposes of paragraphs 4.4 and 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code;

WHEREAS, the reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the Target Fund will distribute (1) such shares of the Acquiring Fund to the Target Fund Shareholders (as defined in Section 1.4) who hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund, (2) cash to Target Fund Shareholders who do not hold shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (“Cash-Out Shareholders”) equal in value to the aggregate net asset value (“NAV”) of the Target Fund shares held by such Cash-Out Shareholders (less any applicable withholding tax), in connection with the complete liquidation of the Target Fund, and (3) cash to Target Fund Shareholders in lieu of fractional shares of the Acquiring Fund (less any applicable withholding tax), in complete liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, the Acquiring Fund is a series of GCIT, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of Company, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the assets and assuming the liabilities of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of GCIT created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

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WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of Company, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of Company, has determined with respect to the Target Fund that (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of GCIT, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of GCIT, has determined that participation in the Reorganization is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1	The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Closing, Company shall assign, deliver and otherwise transfer the assets of the Target Fund to GCIT, on behalf of the Acquiring Fund, and GCIT shall assume the liabilities of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, GCIT, on behalf of the Acquiring Fund, shall deliver to Company on behalf of the Target Fund, Acquiring Fund Shares, with the number of Acquiring Fund Shares to be delivered determined as set forth in paragraph 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3 and 5.11).

1.2	Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Closing, books and records, and any other property owned by the Target Fund at the Closing.

1.3	Liabilities of the Target Fund. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities and obligations that are intended to be assumed and paid by another person or entity (including GCM). The Acquiring Fund shall assume all liabilities of the Target Fund, whether accrued or contingent, known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, and
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which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations (including the obligation of the Target Fund to indemnify, defend, hold harmless, advance expenses to and/or contribute to the liability of the trustees and officers of the Target Fund, acting in their capacities as such, to the fullest extent provided by applicable law and in the Company’s Governing Documents (as defined in Section 4.1(a)), including without limitation any losses, claims, damages, liabilities or expenses that are not covered and paid by insurance, or if so covered, any insurance retention or deductible resulting therefrom), and duties of whatever kind or nature.

1.4	Liquidating Distribution of Acquiring Fund Shares. At the Closing (or as soon thereafter as is reasonably practicable), Company, on behalf of the Target Fund, will distribute (i) to its shareholders of record (“Target Fund Shareholders”) other than Cash-Out Shareholders the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), on a pro rata basis, and (ii) cash to the Cash-Out Shareholders equal in value to the aggregate NAV of the Target Fund shares held by such Cash-Out Shareholders calculated as of the Closing, and without further notice, the outstanding shares of the Target Fund will be redeemed as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and the distribution of cash as contemplated herein. The aggregate NAV of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate NAV of the Target Fund’s shares owned by Target Fund Shareholders on the Valuation Time, less the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund shares pursuant to Section 5.11) and the value of cash to be distributed to Cash-Out Shareholders. Target Fund Shareholders that are Cash-Out Shareholders will not receive shares of the Acquiring Fund as part of the Reorganization. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

1.5	Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6	Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, the Delaware Division of Revenue, and any U.S. federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.7	Books and Records. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.
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1.8	Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9	Liquidation and Termination. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law promptly following the Closing and the making of all distributions pursuant to Section 1.4.

ARTICLE II

VALUATION

2.1 Valuation of Assets. The value of the Target Fund’s assets and liabilities (taking into account the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.11 or to distribute to Cash-Out Shareholders) shall be computed using the valuation policies and procedures established by the Board of Trustees of GCIT or such other valuation procedures as shall be mutually agreed upon by the parties as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (such time and date the “Valuation Time”). As of the Valuation Time, the movement of records and materials of the Target Fund to the fund accounting and administrative services agent of the Surviving Funds shall commence for completion.

2.2 Valuation of Shares. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time using the valuation policies and procedures established by the Board of Trustees of GCIT; or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. The Acquiring Fund shall not issue fractional shares, and Cash-Out Shareholders shall not receive Acquiring Fund Shares.

2.4 Joint Direction of Calculation. All computations of value with respect to both the Target Fund and the Acquiring Fund shall be made by Ultimus Fund Solutions, LLC (“Ultimus”), in its capacity as accounting agent for the Acquiring Fund. Such computations shall be evaluated by GCM, in its capacity as investment adviser for the Acquiring Fund and the Target Fund. Such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5 Reserved.

ARTICLE III

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CLOSING

3.1 Closing. The Reorganization (“Closing”), shall occur at the principal office of GCM on or about November 1, 2026, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place at the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.2 Transfer by Custodian. The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct its custodian (the “Target Fund Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of U.S. federal funds or other appropriate means on or about the first business day following the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

3.3 Transfer Agent. At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of such Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

3.4 Postponement of Closing. In the event that on the date of the Valuation Time or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading

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or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of GCIT or Company, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Company. Company, on behalf of the Target Fund, represents and warrants to GCIT, on behalf of the Acquiring Fund, as follows:

(a)	The Target Fund is a duly established series of Company, which is a corporation trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Company’ Articles of Incorporation and By-Laws, each as amended from time to time (together “Governing Documents”), to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)	Company is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect, and will be in full force and effect on the Closing Date. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)	No consent, approval, authorization, or order of any court, governmental authority or stock exchange on which shares of the Target Fund are listed is required for the consummation by Company, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained.

(d)	The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include, with respect to the Company and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)	At the Closing, the Target Fund will have good and marketable title to the assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received written notice and necessary documentation of at or prior to the Closing.

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(f)	Company is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Governing Documents, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Company, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which Company, on behalf of the Target Fund, is a party or by which it is bound.

(g)	There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Company’ knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business. Company, on behalf of the Target Fund, without any special investigation or inquiry, knows of no facts which might form a reasonable basis for the institution of such litigation, proceedings or investigations and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is expected to so affect, the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(i)	The annual financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Target Fund for the most recently ended fiscal year have been audited by an independent registered public accounting firm, and were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)	The unaudited semi-annual financial statements of the Target Fund as of the most recent semi-annual fiscal period, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(k)	Since the end of the period covered by the most recent annual or semi-annual report, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities,
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contingent or otherwise, incurred by it subsequent to the date of the most recent financial statements, whether or not incurred in the ordinary course of business. For the purposes of this subsection (k), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(l)	Since the end of the period covered by the most recent annual or semi-annual report through the date hereof, there has occurred no event or condition (other than as a result of this Agreement and the transactions contemplated hereby) that would (A) require Target Fund to file an additional amendment, registration statement, prospectus, prospectus supplement, report, or other document with the SEC, which document has not been so filed with the SEC and delivered to GCIT or (B) require Target Fund to conduct a meeting of its shareholders.

(m)	All income and other material U.S. federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it have been timely filed (taking into account permitted extensions for filing) and are complete and correct in all material respects. All U.S. federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or set aside for timely payment, as of the date of the financial statements or are adequately represented on the financial statements. To the knowledge of Company, no tax authority is currently auditing the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(n)	For each taxable year of the Target Fund’s operation (including the portion of the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify as a “regulated investment company” in accordance with the requirements of Subchapter M of the Code (a “RIC”), (ii) has been (and will be) treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code and (iii) has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income tax under Section 852 of the Code and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could reasonably be expected to cause the Target Fund to fail to qualify as a RIC. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year into which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(o)	All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Company and in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and U.S. federal securities laws. All of the issued and outstanding shares of the Target Fund will, at the Closing, be held by the persons and in the amounts set forth in the records of the applicable Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other
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rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

(p)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of the Board of Directors of Company, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of Company, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)	The information to be furnished by the Target Fund for use in registration statements, information statements and other documents filed or to be filed with any U.S. federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(r)	Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonable necessary for the Acquiring Fund to prepare the registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement with respect to the Reorganization (the “Information Statement/Prospectus”) and such information will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund or GCM for use therein, or the omission or revision by the Acquiring Fund or GCM of information provided by the Target Fund.

(s)	The Company’ Board of Directors satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Company.

(t)	The Target Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Target Fund, as in effect from time to time.

(u)	Company maintains on behalf of the Target Fund insurance in amounts that, to the knowledge of Company, are customary within the industry. To the knowledge of Company, all of such insurance policies are valid, binding, and enforceable in accordance with its terms against the respective insurers and are in full force and effect.
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(v)	Company has obtained those no action letters, exemptive orders, and other interpretive relief from the SEC and any other government entity, to its knowledge, necessary for the operation of the Target Fund. Company, on behalf of the Target Fund, to its knowledge, has complied with all representations, terms, and conditions of each such no action letter, exemptive order, and other relief necessary to rely on the same.

(w)	To the knowledge of Company, during the past three years, there has existed no unremedied pricing error or similar condition with respect to the Target Fund.

4.2 Representations and Warranties of GCIT. GCIT, on behalf of the Acquiring Fund, represents and warrants to Company, on behalf of the Target Fund, as follows:

(a)	The Acquiring Fund is a duly established series of GCIT, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)	GCIT is, or will be as of the Closing Date, registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by GCIT on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required under state securities laws.

(d)	The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund or Company for use therein.

(e)	At the Closing, GCIT, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

(f)	GCIT, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware
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law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which GCIT, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which GCIT, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to GCIT’ knowledge, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. GCIT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)	At the Closing, the Acquiring Fund will have no assets (other than any nominal seed capital held to facilitate its organization or maintain its legal existence) and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

(i)	The Acquiring Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act, if any) or investment operations at any time prior to the Closing. As of the time immediately following the Closing, the Target Fund Shareholders will own all of the outstanding Acquiring Fund Shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for U.S. federal (and applicable state and local) income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a RIC. The Acquiring Fund has not filed any U.S. federal or state income tax return and will file its first U.S. federal income tax return after the completion of its first taxable year after the Closing as a RIC on IRS Form 1120-RIC.

(j)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of the Board of Trustees of GCIT, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)	The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

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(l)	The information to be furnished by the Acquiring Fund for use in the registration statements, information statement and other documents filed or to be filed with any U.S. federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal, state and local securities and other laws and regulations applicable thereto.

(m)	The Information Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Company or Target Fund for use therein.

(n)	The GCIT’ Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to GCIT.

4.4 Representations and Warranties of GCM. GCM represents and warrants to GCIT, on behalf of the Acquiring Fund, and to Company, on behalf of the Target Fund, as follows:

(a)	GCM is a limited liability company organized under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. GCM has all necessary U.S. federal, state and local authorizations to carry on its business as now being conducted.

(b)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of GCM, and this Agreement will constitute a valid and binding obligation of GCM, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(c)	All information provided or identified in writing by GCM to Company or GCIT in response to formal due diligence requests relating to GCM or the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to GCM or the operation of the Acquiring Fund as of the date hereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing, it being understood that such ordinary course of business with respect to the Target Fund will

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include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

5.2 Reserved.

5.3 No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.5 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Information Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund reasonably necessary for the preparation of the information statement and prospectus to be included in the Information Statement/Prospectus, in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The GCIT shall file with the Commission the Information Statement/Prospectus.

5.7 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8 Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9 Other Instruments. GCIT, on behalf of the Acquiring Fund, and Company, on behalf of the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) Company’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) GCIT’, on behalf of the Acquiring Fund, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

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5.10 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

5.11 Fractional Shares. Prior to the Closing, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent. For these purposes, any Target Fund shares owned by a Target Fund Shareholder that, in aggregate, have a NAV less than the NAV per share of the Acquiring Fund are deemed fractional shares and shall be redeemed by the Target Fund as set forth herein.

5.12 Qualification as a “Regulated Investment Company. (a) The Acquiring Fund will elect to be RIC for U.S. federal income tax purposes for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, and will compute its U.S. federal income tax for such taxable year under Section 852 of the Code; and (b) at all times prior to and subsequent to making such election, the Acquiring Fund will take all steps necessary to ensure that it qualifies for U.S. federal income tax purposes as a RIC and remains eligible to compute its U.S. federal income tax under Section 852 of the Code.

5.13. Reorganization. The Target Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1)(F) of the Code and will file all tax returns consistent with such treatment. Neither the Target Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return or the defense of any dispute, audit, investigation, proceeding or claim concerning taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1)(F) of the Code, except as required by applicable law.

5.14.	Tax Filings. The Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury Regulation §1.368-3.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Company. The obligations of Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at Company’ election, to the following conditions:

(a)	All representations and warranties of GCIT, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing.

(b)	GCIT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by GCIT, on behalf of the Acquiring Fund, on or before the Closing.

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(c)	The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2 Conditions Precedent to Obligations of GCIT. The obligations of GCIT, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at GCIT’ election, to the following conditions:

(a)	All representations and warranties of Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing.

(b)	Company shall have delivered to the Acquiring Fund, or shall have made provision for delivery as promptly as practicable after the Closing Date, (i) the tax books and records of the Target Fund for preparing any tax returns required by law to be filed after the Closing, provided, however, that copies of such books and records may be retained as required by appliable Law or as necessary for the Target Fund or Company, on behalf of the Target Fund, to prepare and file Tax Returns pursuant to Section 1.6; and (ii) such other tax information reasonably requested by GCIT.

(c)	Company, on behalf of the Target Fund, shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by Company, on behalf of the Target Fund, on or before the Closing.

(d)	The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)	Prior to the Closing, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s Transfer Agent and Cash-Out Shareholders.

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Closing, GCIT, on behalf of the Acquiring Fund, or Company, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)	The Agreement and transactions contemplated herein shall have been approved by the board of directors of the Company and the board of trustees of the GCIT. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 6.3;

(b)	At the Closing, no action, suit or other proceeding shall be pending or, to the knowledge of GCIT or Company, threatened before any court or governmental agency in which it is
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sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)	All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or Target Fund, provided that any party hereto may for itself waive any of such conditions.

(d)	The Information Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)	GCIT, on behalf of the Acquiring Fund, and Company, on behalf of the Target Fund, shall each have received an opinion of Kilpatrick Townsend & Stockton, LLP, dated as of the Closing Date, in a form acceptable to GCIT and Company, as to U.S. federal income tax matters (the “Tax Opinion”) that includes substantially the following statements, based on the stated facts, representations and assumptions and conditioned on consummation of the Reorganization in accordance with this Agreement, including the assumption that any reference in any of the following statements to “Target Fund Shareholders” does not include any Cash-Out Shareholder for U.S. federal income tax purposes:

(1)	the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	no gain or loss will be recognized by the Target Fund upon the transfer of all of the assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(3)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities;

(4)	no gain or loss will be recognized by the Target Fund Shareholders upon the distribution to them by the Target Fund of the Acquiring Fund Shares solely in exchange for their Target Fund shares as part of the Reorganization (except with
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respect to cash received by Target Fund Shareholders in lieu of fractional shares, if any);

(5)	the basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s exchanged Target Fund shares (reduced by any amount of tax basis allocable to fractional shares for which cash is received by Target Fund Shareholders in lieu of fractional shares, if any);

(6)	the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional share of the Acquiring Fund to which a Target Fund Shareholder may be entitled) will include the period during which the surrendered Target Fund shares were held by such Target Fund Shareholder, provided that the Target Fund shares were held as a capital asset at the Closing;

(7)	the tax basis of each asset acquired by the Acquiring Fund will be the same as the tax basis of such asset in the hands of the Target Fund immediately before the Reorganization;

(8)	the holding period of each asset received by the Acquiring Fund will include the period during which that asset was held by the Target Fund; and

(9)	the Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381, 382, 383 and 384 of the Code, subject to the conditions and limitations specified in the Code, the applicable Treasury Regulations, and existing court decisions and published interpretations of the Code and Treasury Regulations.

The delivery of such opinion is conditioned upon receipt by Kilpatrick Townsend & Stockton LLP of customary representations it shall reasonably request of GCIT, on behalf of the Acquiring Fund, and of Company, on behalf of the Target Fund. In rendering such opinion, Kilpatrick Townsend & Stockton LLP may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, the facts set forth in the Information Statement/Prospectus, and on representations made by each of GCIT and Company. No opinion will be expressed as to the effect of the Reorganization on (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or any applicable termination or transfer) under a mark-to-market system of accounting and (ii) any Target Fund shareholder that is required to recognized unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

(f)	Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

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7.1	Indemnification by GCIT. GCIT, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless Company, the Target Fund, GCM and their directors, officers, employees and agents (the “Company Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such Company Indemnified Party.

7.2	Indemnification by Company. Company, solely out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless GCIT, the Acquiring Fund, GCM and their trustees, officers, employees and agents (the “GCIT Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the GCIT Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such GCIT Indemnified Party.

7.3 Liability of Company. GCIT understands and agrees that the obligations of Company, on behalf of the Target Fund, under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of Company on behalf of Company personally, but bind only Company on behalf of the Target Fund and the Target Fund’s property. Moreover, no series of Company other than the Target Fund shall be responsible for the obligations of Company hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder.

7.4 Liability of GCIT. Company understands and agrees that the obligations of GCIT, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of GCIT on behalf of GCIT personally, but bind only GCIT on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of GCIT other than the Acquiring Fund shall be responsible for the obligations of GCIT hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. Company represents that it has notice of the provisions of the Declaration of Trust of GCIT disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

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ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2 Expenses of Reorganization. Except as otherwise provided herein, GCM will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, without limitation, costs associated with: preparation, printing and distribution of the Information Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; and all necessary taxes in connection with the delivery of the assets, including all applicable stock transfer stamps. Brokerage fees and expenses related to the disposition or acquisition of Assets (including any disposition intended to raise cash to pay redemption proceeds) that are incurred by the Target Fund in the ordinary course of business prior to the Closing shall be borne by the Target Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1)(F) of the Code, and it is intended that GCM will pay or assume only those expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in IRS Revenue Ruling 73-54, 1973-1 C.B. 187.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of GCIT or Company, on behalf of either the Acquiring Fund or the Target Fund, respectively.

9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of GCIT or the Board of Directors of Company, on behalf of the Acquiring Fund or the Target Fund, respectively, at any time prior to the Closing, if circumstances should develop that, in the opinion of such Board, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to GCIT:

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GCIT

c/o Gator Capital Management, LLC

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

Attention: Derek Pilecki; Erik Anderson

Email: derek.pilecki@gatorcapital.com; erik.anderson@gatorcapital.com with a copy (which copy shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP

1001 W. Fourth Street

Winston-Salem, North Carolina 27101

Attention: Jeffrey Skinner; Kate McCurry

Email: jskinner@ktslaw.com; kmccurry@ktslaw.com

If to Company:

Caldwell & Orkin Funds, Inc.

c/o Gator Capital Management, LLC

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

Attention: Derek Pilecki; Erik Anderson

Email: derek.pilecki@gatorcapital.com; erik.anderson@gatorcapital.com with a copy (which copy shall not constitute notice) to:

With a copy (which shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP

1001 W. Fourth Street

Winston-Salem, North Carolina 27101

Attention: Jeffrey Skinner; Kate McCurry

Email: jskinner@ktslaw.com; kmccurry@ktslaw.com

If to GCM:

Gator Capital Management, LLC

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

Attention: Derek Pilecki; Erik Anderson

Email: derek.pilecki@gatorcapital.com; erik.anderson@gatorcapital.com

ARTICLE XI

MISCELLANEOUS

11.1	Entire Agreement. Company and GCIT agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund,
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respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2	Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification contained in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3	Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws. Each of the parties to this Agreement consents to submit itself to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery and any state appellate court therefrom declines to accept jurisdiction over a particular matter, any United States federal court located in the State of Delaware or any Delaware state court), in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement and further agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11.5	Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the 10th day of July, 2026.

GATOR CAPITAL INVESTMENT TRUST

By:____________________

Name: Derek Pilecki

Title: President

CALDWELL & ORKIN FUNDS, INC.

By:____________________

Name: Derek Pilecki

Title: President

GATOR CAPITAL MANAGEMENT, LLC

By:____________________

Name: Derek Pilecki

Title: Manager

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APPENDIX B

COMPARISON OF GOVERNING INSTRUMENTS AND STATE LAW

The following is a summary of certain important differences between the organizational documents and state law governing the Target Fund and the Acquiring Fund. It is not a complete description of these governing documents. In many instances, shareholders of the Target Fund will have the same or similar rights as shareholders of the Acquiring Funds. For more information, shareholders should review the applicable governing documents in their entirety. Defined terms used, but not defined herein, will have the meaning set forth in the applicable governing document.

Organization
Mutual Fund Corporation

The Mutual Fund Corporation is incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The Mutual Fund Corporation’s operations are governed by its Articles of Incorporation, as amended or supplemented from time to time (the “MD Charter”), and its by-laws, as amended or supplemented from time to time (the “MD By-Laws”). The business and affairs of the Mutual Fund Corporation are managed under the supervision of its Board of Directors.

ETF Trust

The Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Declaration”) and its bylaws (the “DE Bylaws”), and its business and affairs are managed under the supervision of its Board of Trustees.

Capital Structure
Mutual Fund Corporation

The shares of common stock issued by the Mutual Fund Corporation have a par value of $0.10 per share. The Mutual Fund Corporation authorizes a fixed number of shares. The Target Fund Board has the power to authorize additional classes without stockholder approval, subject to Maryland law and the 1940 Act.

ETF Trust

The Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series or classes have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Trust’s Board of Trustees.

Shareholder Meetings
Mutual Fund Corporation	The MD By-Laws provide that the Corporation shall not be required to hold an annual meeting of stockholders in any year in which an election of directors is not required to be acted upon under the 1940 Act. The MD By-Laws provide that a special shareholders’ meeting may be called at any time by the Chairman of the Board of Directors, by the president, or by the secretary upon the written request of stockholders entitled to cast at least 25% of all votes entitled to be
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cast at the meeting, provided that (a) such request shall set forth the purpose of the meeting and the matters proposed to be acted on, and (b) the stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing a notice of the meeting prior to the mailing of any notice thereof.

ETF Trust

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorize the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing or removing trustees may also be called by the Board of Trustees or upon the demand of Shareholders owning more than 10% of the shares of the ETF Trust in the aggregate. Special meetings of Shareholders may be called at any time: (a) by the Chairperson or the President; (b) by the Trustees upon their own vote; or (c) upon the written request of Shareholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on; and the Shareholders requesting such meeting shall have paid to the Trust the reasonable estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

Voting Rights
Mutual Fund Corporation

The MD By-Laws provide that the presence in person or by proxy of the holders of common stock of the Corporation entitled to cast one-third of the votes, without regard to class, shall constitute a quorum at any meeting of the stockholders (or if the matter requires approval by a separate vote of one or more classes of stock, one-third of the votes of each class required to vote as a class shall constitute a quorum). If a quorum is present at a meeting of stockholders, all matters are decided by a majority of the votes cast in person or by proxy, unless the question is one which by express provision of the laws of the State of Maryland, the 1940 Act, as from time to time amended, the Articles of Incorporation, or of the MD By-Laws, a different vote is required, in which case such express provision shall control the decision of such question.

The MD Charter and MD By-laws further provide that each holder of capital stock of the Corporation shall have one vote for each full share, and a proportionate fraction of a vote for each fraction of a share, of stock standing in such holder’s name on the books of the Corporation. The MD Charter also provides that on any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the series or class, shall be voted in the aggregate and not by series or class except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote.

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ETF Trust

The DE Declaration provides that one-third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the ETF Trust’s Certificate of Trust or the 1940 Act. Subject to the provisions of the 1940 Act for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. As in the MD Charter, the DE Declaration generally provides that each share of the Trust is entitled to one vote for each full share, and a proportionate fraction of a vote for each fraction of a share.

With respect to any matter that affects only, or affects differently, the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

Liability of Shareholders
Mutual Fund Corporation

Neither the MD Charter nor the MD By-Laws contains specific provisions regarding the personal liability of shareholders. The Maryland Statute provides that a shareholder of a Maryland corporation generally is not obligated to the Corporation or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been paid, or liability is imposed under certain provisions of the Maryland Statute.

ETF Trust

Neither the DE Declaration nor the DE By-Laws contains specific provisions regarding the personal liability of shareholders. Under the Delaware Act, except to the extent otherwise provided in the governing instrument of the statutory trust, the beneficial owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the state.

Dividends and Distributions
Mutual Fund Corporation	The MD Charter provides that dividends and distributions may be paid to shareholders of each class in such amounts as may be declared from time to time by the Board of Directors.
ETF Trust

The DE Declaration provides that the Trustees may prescribe and shall set forth in the DE By-Laws or in a duly adopted resolution of the Trustees such bases and time for determining the per Share net asset value of the Shares of any Series and the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

Election of Directors/Trustees; Terms; Removal
Mutual Fund Corporation	The MD Charter and MD By- Laws provide that each director of the Mutual Fund Corporation shall serve until the director’s successor is duly elected and qualified.
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ETF Trust

Under the DE Declaration, each trustee of the Trust holds office for the lifetime of the Trust or until the trustee’s earlier death, resignation, removal, or is declared bankrupt or incompetent by a court of competent jurisdiction. Under the DE Declaration, any trustee may be removed, with or without cause, by the Board of Trustees, or at any meeting of Shareholders by a vote of two-thirds of the total combined Net Asset Value of all Shares of the Trust issued and outstanding. Under the DE Declaration, there must be at least one trustee and no more than fifteen trustees. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. There is no cumulative voting for the election of trustees of the Trust. The DE By-Laws for the Trust provide a mechanism for the Board to fill vacancies.

Liability of Directors/Trustees and Officers; Indemnification
Mutual Fund Corporation

The MD Charter expressly limits the liability of the directors and officers of the Corporation and provides that, to the fullest extent permitted by Maryland law. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland Corporation Law.

ETF Trust	The DE Declaration provides that the Trustees shall not be responsible or liable in any event for any negligence or wrong-doing of any officer, agent, employee, manager, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

The Trust, out of its assets, shall indemnify and hold harmless each and every Trustee, officer, employee or agent of the Trust (including, without limitation, any investment adviser to the Trust and any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which

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it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties for the Trust to the maximum extent permitted by law, subject to the exceptions and limitations contained in Subsection (c).

(b) Subject to the exceptions and limitations contained in Subsection (c) below: (i) every person who is, or has been, a Covered Person shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by the Covered Person in connection with any claim, action, suit or proceeding in which the Covered Person becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and (ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

Amendments to Organizational Documents
Mutual Fund Corporation

The MD Charter may be amended at any time in a manner prescribed by Maryland law. The Maryland Statute provides that, subject to certain exceptions an amendment to the MD Charter must be approved by the Board of Directors and the Corporation’s stockholders. The MD Charter provides The Mutual Fund Corporation reserves the right from time to time to make any amendment of the MD Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in MD Charter, of any outstanding capital stock. The MD By-Laws provide that the MD By-Laws may be altered, amended, added to or repealed by majority vote of the entire Board of Directors.

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ETF Trust

The DE Declaration may be restated and/or amended at any time with the approval of a majority of the Trustees then holding office. The DE By-Laws provide that the Board of Trustees shall have the exclusive power to make, alter and repeal the DE By-Laws.

Inspection Rights
Mutual Fund Corporation

The Board of Directors may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation. The Maryland Statute provides any stockholder, holder of a voting trust certificate in a corporation, or his agent, on request provided in writing or by electronic transmission, may inspect and copy during usual business hours any of the following corporate documents: Bylaws; Minutes of the proceedings of the stockholders; Annual statements of affairs; and voting trust agreements provided to the corporation in accordance with § 2-510(2) of the Maryland Statute.

ETF Trust

The DE By-Laws provide that every Shareholder shall have the right to inspect the Trust’s records at such time or times as may be provided by the 1940 Act, the Declaration of Trust or any applicable rule or regulation currently in effect.

Dissolution
Mutual Fund Corporation

Under the Maryland Statute, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. The proposed dissolution must be approved by stockholders of the corporation by the vote of two-thirds of all votes entitled to be cast on the proposed dissolution unless this percentage is reduced by the corporation’s charter but not less than a majority of the votes entitled to be cast (the MD Charter reduces this vote to a majority).

ETF Trust

The Trust or any Series may be terminated at any time by the Trustees; provided, however, that in such a case the Trustees shall provide written notice to Shareholders of the Trust or Series, if any, a number of days prior to termination that is at least the minimum that may be required by the 1940 Act or other applicable law.

Derivative Actions
Mutual Fund Corporation	Neither the MD Charter nor the MD By-Laws contain specific provisions with regard to derivative actions. Maryland courts recognize derivative actions even in the absence of a specific
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statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile (although the futility exception is very limited under Maryland law).

ETF Trust

Under the Delaware Act, a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s rights to bring a derivative action may also be subject to additional standards and restrictions set forth in the Trust’s DE Declaration. The DE Declaration provides the following:

(b) Subject to the Delaware Act, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) Each Complaining Shareholder was a Shareholder of the Trust or the affected Series or class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii) Each Complaining Shareholder was a Shareholder of the Trust or the affected Series or class, as applicable, as of the time the demand required by subparagraph (iii) below was made;

(iii) Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or class, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following:

(1)       a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

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(2)       a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or class, as applicable, and an explanation of why the Complaining Shareholders believe that to be the case;

(3)       a certification that the requirements of sub-paragraphs (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

(4)       a certification that each Complaining Shareholder will be a Shareholder of the Trust or the affected Series or class, as applicable, as of the commencement of the derivative action;

(5)       an undertaking by each Complaining Shareholder to hold each Share through and until the conclusion of the derivative action, whether by settlement, judgment, or otherwise, and to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose; and

(6)       a copy of the derivative complaint that the Complaining Shareholders propose to file, which complaint shall comply with all applicable court rules and shall identify, to the extent known to the Complaining Shareholders, all other Shareholders who have approved the filing of or who also propose to join in the derivative action;

(iv) Shareholders owning Shares representing no less than a Majority of Shares of the Trust or the affected Series or class, as applicable, must join in bringing the derivative action, except with respect to claims arising under the U.S. federal securities laws; and

(v) A copy of the derivative complaint must be served on the Trust, assuming the requirements of sub-paragraphs (i)-(iv) above have already been met and the derivative action has not been barred in accordance with paragraph (c) below.

(c) Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be Interested Persons of the Trust. Within ninety (90) calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be Interested Persons of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Series or class, as applicable. Trustees that are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative

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action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, or (iii) the fact that such Trustee was identified or nominated as a Trustee pursuant to a consultation with an Interested Person of the Trust.

(i) If the demand for derivative action has not been considered within 90 calendar days of the receipt of such demand by the Board of Trustees (which period may be extended for an additional 60 days for good cause shown), a decision communicated to the Complaining Shareholders within the time permitted by sub-paragraph (ii) below, and sub-paragraphs (i)-(iv) of paragraph (b) above have been met, the Complaining Shareholders shall not be barred by this Declaration of Trust from commencing a derivative action.

(ii) If the demand for derivative action has been considered by the Board of Trustees, and a majority of those Trustees who are not deemed to be Interested Persons of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Series or class, as applicable, the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration the appropriate members of the Board determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or the Board may permit the Complaining Shareholders to proceed derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this sub-paragraph (ii) in writing within five business days of such decision having been reached.

(d) Each Complaining Shareholder whose demand is rejected pursuant to paragraph (c) above shall be responsible, jointly and severally with any and all other Complaining Shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.

(e) A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

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(f) Each Shareholder who commences or maintains a derivative or direct action in violation of this Section 2 shall, jointly and severally, reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 2. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne, jointly and severally, by each Shareholder who commenced the action.

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STATEMENT OF ADDITIONAL INFORMATION
DATED November 10, 2026

Registration Statement on Form N-14 Filed by:

Gator Capital Investment Trust

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

Acquisition of All of the Assets and Liabilities of:

Gator Capital Long/Short Fund (a series of The Caldwell & Orkin Funds, Inc.),

by and in exchange for shares of

Gator Capital Long/Short ETF (a series of Gator Capital Investment Trust)

This Statement of Additional Information (the “SAI”) is being furnished to shareholders of the Gator Capital Long/Short Fund (the “Target Fund”), a series of The Caldwell & Orkin Funds, Inc., a Maryland corporation, in connection with the acquisition of assets of the Target Fund by Gator Capital Long/Short ETF (the “Acquiring Fund”), a newly created series of Gator Capital Investment Trust (the “Trust”) as described in the Combined Information Statement/Prospectus (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund”.

This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement/Prospectus, dated November 10, 2026, relating to the Reorganization. The Combined Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Gator Capital Long/Short ETF, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246.

1.	The Statement of Additional Information of the Mutual Fund Corporation, with respect to the Target Fund, dated August 28, 2026, (File No. 811-06113) (Accession No. 0001580642-26-005771);

2.	The Statement of Additional Information of the ETF Trust, with respect to the Acquiring Fund, dated November 3 , 2026, (File No. 811-24213) (Accession No. 0001580642-26-007308 );

3.	The audited financial statements for the fiscal year ended April 30, 2026, including the financial highlights, for the Target Fund in the Target Fund’s Form N-CSR (File No. 811-06113) (Accession No. 0001580642-26-004155) as filed with the SEC on July 2, 2026;

4.	The unaudited financial statements for the period ended October 31, 2025, on Form N-CSRS (File No. 811-06113) (Accession No. 0001580642-25-008038) as filed with the SEC on December 29, 2025;
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Because the Acquiring Fund was newly-created for the purposes of the Reorganization, the Acquiring Fund has not published financial statements. The Acquiring Fund is a newly-created shell series of the ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in its respective Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated November 10 , 2026, relating to the Reorganization.

The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by calling (800) 467-7903, by writing to Gator Capital Long/Short ETF, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246, or by accessing documents relating to the Target Fund at the Target Fund’s website at https://gatorcapital.com/mutual-funds/.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “What are the fees and expenses of the Funds and what might they be after the Reorganization?” in the Information Statement/Prospectus. The fee tables do not include separate pro forma tables representing the combined Funds following the Reorganization because the Acquiring Fund pro forma tables show the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. The Reorganization will not result in a material change to any of the Target Fund’s portfolio holdings, as the Acquiring Fund has the same investment objective and fundamental investment restrictions as the Target Fund , and substantially similar principal investment strategy as the Acquiring Fund . Accordingly, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

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Part C

Item 15.	Indemnification

Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article VII of the Declaration of Trust.

Item 16.	Exhibits

(1)	(a)	Certificate of Trust dated July 9, 2026 – filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.

	(b)	Agreement and Declaration of Trust dated July 9, 2026 – filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.

(2)		By-Laws , dated July 9, 2026 - filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.

(3)		Voting Trust Agreements – None.

(4)		Agreement and Plan of Reorganization, filed with the Registrant’s Initial Information Statement/Prospectus on Form N-14 filed on September 25, 2026 (File No. 333-299134), and incorporated by reference herein .

(5)		Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits (1) and (2) of this Item 16 of Part C.

(6)		Form of Management Agreement between the Registrant, on behalf of Gator Capital Long/Short ETF, and Gator Capital Management, LLC – filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.

(7)	(a)	Distribution Agreement between the Registrant and Northern Lights Distributors LLC – filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.
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	(b)	Form of Authorized Participant Agreement between the Registrant and Northern Lights Distributors LLC – filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.

(8)		None.

(9)		Form of Custody and Transfer Agency Agreement between the Registrant and U.S. Bank, filed with the Registrant’s Initial Information Statement/Prospectus on Form N-14 filed on September 25, 2026 (File No. 333-299134), and incorporated by reference herein.

(10)		None.

(11)		Opinion and consent of counsel, as to legality of shares, filed with the Registrant’s Initial Information Statement/Prospectus on Form N-14 filed on September 25, 2026 (File No. 333-299134), and incorporated by reference herein .

(12)		Form of opinion of counsel as to certain tax consequences, to be filed by amendment.

(13)	(a)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, filed with the Registrant’s Initial Information Statement/Prospectus on Form N-14 filed on September 25, 2026 (File No. 333-299134), and incorporated by reference herein .

	(b)	Form of Fund Chief Compliance Officer Services Agreement between the Registrant and CCO Technology, LLC (d/b/a Joot) – filed with Registration Statement on Form N-1A on August 19, 2026 (File No. File No. 811-24213) and incorporated by reference herein.

(14)		Consent of Tait, Weller & Baker LLP, filed herewith.

(15)		Omitted Financial Statements - not applicable.

(16)		Powers of Attorney, filed with the Registrant’s Initial Information Statement/Prospectus on Form N-14 filed on September 25, 2026 (File No. 333-299134), and incorporated by reference herein .

(17)		Additional exhibits - None.

(18)		Type and class of securities being registered - Not Applicable.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment to this Registration Statement, final and executed copies of opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

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As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, and State of Florida, on November 9 , 2026.

Gator Capital Investment Trust

By: /s/ Derek Pilecki*

Derek Pilecki

President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Derek Pilecki*	Trustee and President	November 9 , 2026
Derek Pilecki

/s/ Zachary P. Richmond	Treasurer	November 9 , 2026
Zachary P. Richmond

/s/ Frederick T. Blumer*	Trustee and Chairman	November 9 , 2026
Frederick T. Blumer

/s/ Rhett E. Ingerick*	Trustee	November 9 , 2026
Rhett E. Ingerick

/s/ Bevin E. Franks*	Trustee	November 9 , 2026
Bevin E. Franks

/s/ Robert Harty	*Attorney in Fact	November 9 , 2026
Robert Harty

*	Executed by Robert Harty as Attorney-in-Fact
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INDEX TO EXHIBITS
(Portions of these exhibits have been omitted)

(14)	Consent of Tait, Weller & Baker LLP
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